LUXFER GROUP THE LUXFER SHARE INCENTIVE PLAN The Plan has been:- (a) established by resolution of the directors of Luxfer Holdings PLC (the "Company") passed on 26 September 2013; and (b) approved by H M Revenue & Customs pursuant to Schedule 2 ITEPA on 29 October 2013 under reference A 110826. 0 Pin sent Masons 46342 153.8\sc24

LUXFER HOLDINGS PLC THE LUXFER HOLDINGS PLC SHARE INCENTIVE PLAN Part A: General Part B: Partnership Shares Part C: Matching Shares Part D: Free Shares PartE: Provisions relating to the holding of Plan Shares Part F: Glossary Part G: Plan Trust Deed © 2013 Pinsent Masons LLP ALL RIGHTS RESERVED Copyright in the whole and every part of this document belongs to Pinsent Masons LLP (the "Owner") and may not be used, sold, transferred , copied, adapted or reproduced in whole or in part in any manner or form or in or on any media to any person without the prior written consent of the Owner. Warning: The doing of an unauthorised act in relation to this copyright work may result in both a civil claim for damages and criminal prosecution. 46342 153.8\sc24

CONTENTS

PART A: GENERAL

1	PURPOSE OF THE PLAN	1
2	PROVISION OF FREE, PARTNERSHIP AND MATCHING SHARES	
3	HOLDING OF PLAN SHARES	
4	DEFINITIONS AND INTERPRETATION	1
5	ESTABLISHMENT OF PLAN TRUST	
6	REFERENCES TO THE TRUSTEE TO INCLUDE REFERENCES TO THE ADMINISTRATOR	2
7	ELIGIBILITY TO PARTICIPATE IN THE PLAN	2
8	AMENDMENT OF THE PLAN	2
9	TERMINATION OF THE PLAN	2
10	ERRORS AND OMISSIONS	4
11	RELATIONSHIP WITH CONTRACT OF EMPLOYMENT	4
12	PROPER LAW	5

PART B: PARTNERSHIP SHARES

13	ISSUE OF INVITATIONS TO ENTER INTO A PARTNERSHIP SHARE AGREEMENT	6
14	ENTRY INTO A PARTNERSHIP SHARE AGREEMENT	6
15	QUALIFYING PERIOD OF EMPLOYMENT	6
16	AUTHORITY TO MAKE DEDUCTIONS FROM SALARY	7
17	INDIVIDUAL LIMIT ON DEDUCTIONS FROM SALARY	7
18	VARIATION BY PARTICIPANTS OF AMOUNTS DEDUCTED	7
19	TERM OF A PARTNERSHIP SHARE AGREEMENT	7
20	NOTICE OF EFFECT OF DEDUCTIONS ON BENEFITS AND TAX CREDITS	7
21	NOTICE TO STOP DEDUCTIONS	8
22	PARTNERSHIP SHARE MONEY TO BE HELD BY THE TRUSTEE	8
23	ACCUMULATION PERIODS	8
24	CONNECTED SHARE INCENTIVE PLANS	9
25	ACQUISITION OF PARTNERSHIP SHARES	10
26	SCALING BACK OF PARTNERSHIP SHARES	10
27	CARRY-FORWARD OF SURPLUS PARTNERSHIP SHARE MONEY	11

46342 153.8\sc24

28	NOTIFICATION OF ACQUISITION OF PARTNERSHIP SHARES	11
29	WITHDRAWAL FROM A PARTNERSHIP SHARE AGREEMENT	11
30	RETURN OF PARTNERSHIP SHARE MONEY UPON WITHDRAWAL OF H M REVENUE & CUSTOMS APPROVAL	11
31	SUSPENSION OF DEDUCTIONS FROM SALARY	11
PART C: MATCHING SHARES		
32	ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF MATCHING SHARES	13
33	REQUIREMENTS FOR MATCHING SHARES	13
34	LIMIT ON MATCHING SHARES	13
35	CARRY-FORWARD OF UNMATCHED PARTNERSHIP SHARES	13
36	AGREEMENT TO ACCEPT AN AWARD OF MATCHING SHARES	13
37	HOLDING PERIOD FOR MATCHING SHARES	13
38	NOTIFICATION OF AWARD	14
39	FORFEITURE OF MATCHING SHARES	14
PART D: FREE SHARES		
40	AWARD OF FREE SHARES	15
41	CONNECTED SHARE INCENTIVE PLANS	15
42	QUALIFYING PERIOD OF EMPLOYMENT	15
43	ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF FREE SHARES	15
44	EMPLOYEES' RIGHT NOT TO ACCEPT AN AWARD OF FREE SHARES	16
45	NO MATCHING OF FREE SHARES	16
46	TOTAL NUMBER OF FREE SHARES TO BE AWARDED	16
47	NUMBERS OF FREE SHARES TO BE AWARDED TO EACH ELIGIBLE EMPLOYEE	16
48	LIMIT ON THE VALUE OF FREE SHARES AWARDED IN ANY TAX YEAR	16
49	ALLOCATION OF FREE SHARES BY REFERENCE TO PERFORMANCE	16
50	METHOD ONE	17
51	METHOD TWO	17
52	NON-PERFORMANCE RELATED FREE SHARES TO BE AWARDED ON BASIS OF SAME TERMS	17
53	HOLDING PERIOD FOR FREE SHARES	18
54	NOTIFICATION OF AWARD	18

46342 153.8\sc24

55 FORFEITURE OF FREE SHARES 18 PARTE: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES 56 HOLDING OF PLAN SHARES 19 57 VOLUNTARY WITHDRAWAL OF SHARES FROM THE PLAN 19 58 AUTOMATIC WITHDRAWAL OF PLAN SHARES UPON CEASING TO BE IN RELEVANT EMPLOYMENT 19 59 CONSEQUENCES OF WITHDRAWAL OF SHARES FROM THE PLAN 19 60 NO LIABILITY FOR LOSS OCCASIONED BY DELAY 20 61 FORFEITURE OF FREE AND MATCHING SHARES 20 62 PROV ISIONS OF SHAREHOLDERS' INFORMATION TO PARTICIPANTS 21 63 VOTING RIGHTS ATTACHING TO PLAN SHARES 21 64 RIGHTS ISSUES 21 65 HOLDING PERIOD: FREEDOM TO AUTHORISE TRUSTEE TO ACCEPT A GENERAL OFFER ETC 22 66 COMPANY RECONSTRUCTIONS 23 67 REINVESTMENT OF CASH DIVIDENDS IN PLAN SHARES 24 68 HOLDING PERIOD FOR DIVIDEND SHARES 25 69 NOTIFICATION OF ACQUISITION OF DIVIDEND SHARES 25 70 PAYE 25 PART F: GLOSSARY 71 DEFINITIONS 27 72 INTERPRETATION OF THE PLAN 32 PART G: PLAN TRUST DEED 1 INTERPRETATION 33 2 PRINCIPAL TRUSTS 34 3 ADDITIONS TO THE TRUST FUND 35 4 PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES 35 5 TRUSTEE'S POWERS AND DUTIES RELATING TO THE PLAN 36 6 TRUSTEE'S DEALINGS IN SHARES 40 7 INVESTMENT POWERS 41 8 ADDITIONAL POWERS 41 46342 153.8\sc24

9 PERPETUITY PERIOD 43 10 TRUSTEE 43 11 REMUNERAT ION OF THE TRUSTEE 44 12 PERSONAL INTERESTS OF TRUSTEE 45 13 PROTECTION OF THE TRUSTEE 45 14 INFORMATION SUPPLIED BY THE COMPANY 46 15 POWER OF MODIFICATION 46 16 PROPER LAW 47 17 EXCLUSIONS FROM BENEFIT 47 18 COUNTERPARTS 47 19 IRREVOCAB ILITY OF TRUSTS 47 46342153 .8\sc24

LUXFER HOLDINGS PLC RULES OF THE LUXFER SHARE INCENTIVE PLAN PART A: GENERAL 1. PURPOSE OF THE PLAN The purpose of the Plan is to provide benefits to employees of Participating Companies in the nature of Shares which give such employees a continuing stake in the Company . 2. PROVISION OF FREE, PARTNERSHIP AND MATCHING SHARES 2.1 The Plan provides:- 2.1.1 in Part B, for Partnership Shares to be acquired on behalf of participating Eligible Employees out of sums deducted from their Salary; 2.1.2 in Part C, for the Company to procure that Matching Shares are awarded to participating Eligible Employees without payment in proportion to the Partnership Shares acquired by them ; and 2.1.3 in Part D, for Free Shares to be awarded to participating Eligible Employees without payment. 2.2 The Directors may from time to time determine whether Eligible Employees shall, in a given Tax Year, or in, or in respect of, a given Financial Year, be offered the opportunity to acquire Shares pursuant to the provisions of either or both of Part B (Partnership Shares) and Part D (Free Shares) and, if pursuant to Part B, also Part C (Matching Shares). 3. HOLDING OF PLAN SHARES Part E contains provisions governing the terms on which Dividend Shares may be acquired and on which Partnership Shares, Matching Shares, Free Shares and Dividend Shares shall be held in the Plan. 4. DEFINITIONS AND INTERPRETATION Words and expressions used in the Plan shall have the meanings given in the Glossary in Part F. 5. ESTABLISHMENT OF PLAN TRUST 5.1 The Company has established a trust by the execution of a Deed, (a pro-forma of which is set out in Part G) which is constituted under the laws of England and Wales for the purposes of:- 5.1.1 in the case of Free Shares and Matching Shares, acquiring Shares and awarding them to Eligible Employees in accordance with the Plan; 5.1.2 in the case of Partnership Shares, holding Partnership Share Money and applying it in acquiring Shares on behalf of Eligible Employees in accordance with the Plan; 5.1.3 in the case of Dividend Shares, acquiring such Shares in accordance with the Plan; and 5.1.4 holding all such Shares so awarded or acquired in accordance with the Plan. 46342153.8\sc24

6. REFERENCES TO THE TRUSTEE TO INCLUDE REFERENCES TO THE ADMINISTRATOR References in Parts A to F of this Plan to anything done or to be done by or to the Trustee shall be read and construed as including anything done or to be done by or to the Administrator pursuant to the powers and duties delegated to the Administr ator by the Trustee. 7. ELIGIBILITY TO PARTICIPATE IN THE PLAN 7.1 An individual shall not be entitled to have Shares acquired on his behalf under Part B, or to receive an award of Matching or Free Shares under Parts C or D at any time unless:- 7.1.1 subject to Rule 25.4, he is then an employee of a Participating Company; 7.1.2 if, pursuant to Rules 15 or 42, the Directors have specified a Qualifying Period in relation to eligibility on that occasion, he has, at all times during that Qualifying Period, been an employee of a Qualifying Company ; and 7.1.3 he has entered into a Participation Agreement as mentioned in Rule 43.3 and/or a Partnership Share Agreement as mentioned in Rule 14. 7.2 Free Shares or Matching Shares shall not be awarded to an individual if he has directed the Trustee not to award Shares to him. 7.3 Whenever the Directors decide to invite individuals to participate in the Plan, they must invite all Plan Employees who meet the requirements in Rule 7.1 (i.e., all Eligible Employees). 7.4 Every Eligible Employee shall be invited to participate in the Plan on the same terms, and all who do participate in the Plan shall do so on the same terms, subject to the provisions of Rules 49 and 52. 8. AMENDMENT OF THE PLAN 8.1 Before the Plan is approved by H M Revenue & Customs, the Directors may by resolution in writing alter (by amending, deleting or adding to) any of the terms of the Plan in any respect. 8.2 After the Plan is approved by H M Revenue & Customs, the Directors may so alter any of the terms of Parts A to F of the Plan PROVIDED THAT:- 8.2.1 no such alteration to any term which is a Key Feature of the Plan shall take effect without either (a) the prior approval of H M Revenue & Customs if required for the purposes of Schedule 2, or {b) compliance with such other process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature, including notifying H M Revenue & Customs of any alteration of a Key Feature as soon as practicable; and 8.2.2 no such alteration shall be made without the prior approval of shareholders of the Company, if so required by any applicable statute, regulation or other legal provision, rule or guidance. 8.3 The terms of the Plan Trust may be amended, deleted or added to in accordance with the terms of the Deed by the Company executing a deed expressed to be supplemental to the Deed SAVE THAT no such amendment deletion or addition to any Key Feature of the Plan Trust shall take effect without either (a) the prior approval of H M Revenue & Customs if required for the purposes of Schedu le 2, or (b) compliance with such other process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendme nt of a Key Feature. 9. TERMINATION OF THE PLAN 9.1 The Directors may at any time, by giving notice in writing to:- 46342153.8\sc24 2

9.1.1 H M Revenue & Customs ; 9.1.2 the Trustee; and 9.1.3 each Participant terminate the operation of the Plan on and with effect from a date specified in such notice which is not earlier than 14 days after the date of such notice. 9.2 Following such termination:- 9.2.1 no further Partnership Shares shall be acquired by the Trustee on behalf of Participants; 9.2.2 no further Free or Matching Shares shall be awarded by the Trustee; 9.2.3 no further Dividend Shares shall be acquired by the Trustee on behalf of any Participant ; 9.2.4 the Trustee shall as soon as practicable after such notice is given to the Trustee return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money and any other money held on behalf of such Participant; 9.2.5 the Trustee shall withdraw from the Plan each Participant's Plan Shares as soon as is practicable after:- (a) the end of the period of 3 months beginning with the date on which notice is given pursuant to Rule 9.1; or (b) if later, the first date on which such Participant's Plan Shares may be removed from the Plan without giving rise to a charge to income tax under Chapter 6 of Part 7 of ITEPA on the part of such Participant; 9.2.6 the Trustee may, if the Participant so directs, withdraw from the Plan any of a Participant's Plan Shares at any time before the end of the relevant period mentioned in Rule 9.2.5 above SAVE THAT the Trustee shall disregard any such direction given before the date on which notice is given to such Participant pursuant to Rule 9.1; and 9.2.7 Shares which remain held in the Plan pending their withdrawal from the Plan by virtue of Rules 9.2.5 and 9.2.6 above shall continue to be so held by the Trustee subject to the provisions of Part E of the Plan. 9.3 Whenever a Participant's Plan Shares are withdrawn from the Plan pursuant to Rules 9.2.5 and 9.2.6, the Trustee shall, subject to the provisions of Rule 70 (PAYE):- 9.3.1 transfer such Shares to the Participant or to such other person as the Participant may direct; or 9.3.2 dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to such other person as the Participant has specified . 9.4 Unless the Participant otherwise agrees, a disposal of Shares as mentioned in Rule 9.3.2 shall be for the best consideration which the Trustee is able to obtain at the time of such disposal. 9.5 References in this Rule 9 to a disposal of Shares shall be construed as including references to a purchase of the beneficial interest in such Shares by the Trustee. 9.6 If a Participant has died, references in Rule 9.3 to the Participant shall be read as references to his Personal Representatives. 46342153.8\sc24 3

10. ERRORS AND OMISSIONS If in consequence of an error or omission:- 10.1 an Eligible Employee has not been given the opportunity to participate in the Plan on any occasion; or 10.2 the number of Shares appropriated to any Eligible Employee on any occasion is found to be incorrect; and such error or omission cannot be corrected within the relevant period specified in the Plan, the Company and the Trustee may do all such acts and things as may be agreed with H M Revenue & Customs to rectify such error or omission notwithstanding that such actions may not otherwise be in accordance with the rules of the Plan. 11. RELATIONSHIP WITH CONTRACT OF EMPLOYMENT 11.1 Neither the opportunity given to any person to participate in the Plan nor any award to any person of Free or Matching Shares shall form part of such person's entitlement to remuneration or benefits pursuant to his contract of employment. 11.2 Except as otherwise expressly provided in the Plan, the existence of a contract of employment between any person and any member or former member of the Group or any Associated Company shall not give such person any right or entitlement to participate in the Plan in any manner or any expectation that Shares might be awarded to such person. 11.3 The rights, entitlements and obligations under the terms of any contract of employment between any person and any member or former member of the Group or any Associated Company shall not be affected by such person's participation in the Plan. 11.4 Participation in the Plan shall not afford any person any rights or additional rights to compensation or damages in consequence of the loss or terminat ion of such person's employment with any member or former member of the Group or any Associated Company for any reason whatsoever (whether or not such termination is ultimately held to be wrongful or unfair). 11.5 Neither the existence of this Plan nor the fact that Shares have been awarded to an individual on any occasion shall give such individual any right, entitlement or expectat ion that he has or will in future have any such right, entitlement or expectat ion to participate in this Plan by being awarded Shares on any other occasion. 11.6 The rights or opportunity granted to a Participant in relation to Plan Shares shall not give the Participant any rights or additional rights to compensat ion or damages in consequence of either:- 11.6.1 the Participant giving or receiving notice of term ination of his office or employment ; or 11.6.2 the loss or termination of his office or employment with the Company or any present or past Subsidiary or Associated Company for any reason whatsoever , whether or not the termination (and/or giving of notice) is ultimately held to be wrongful or unfair. 11.7 A Participant shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to acquire or retain Plan Shares , or any interest in Plan Shares in consequence of:- 11.7.1 the Participant giving or receiving notice of termination of his office or employment (whether or not the termination (and/or giving of notice) is ultimately held to be wrongful or unfair); 46342153.8\sc24 4

11.7.2 the loss or termination of his office or employment with the Company or any present or past Subsidiary or Associated Company for any reason whatsoever (whether or not the termination is ultimately held to be wrongful or unfair); 11.7.3 the exercise (or non-exercise) by the Directors of any discretion in accordance with any Rule of this Plan, or for any other reason. 12. PROPER LAW The Plan shall be subject to the laws of England and Wales and the Company and the Trustee and all Participants shall submit to the exclusive jurisdiction of the Courts of England and Wales in relation to any matter concerning the Plan or the rights or entitlement of any person under the Plan. 46342153.8\sc24 5

PART B: PARTNERSHIP SHARES 13. ISSUE OF INVITATIONS TO ENTER INTO A PARTNERSHIP SHARE AGREEMENT 13.1 The Company may from time to time invite every Plan Employee to enter into a Partnership Share Agreement under which:- 13.1.1 such Employee agrees to one or more deductions being made from his Salary (before deduction of income tax and NICs under PAYE) for the acquisition of Shares on his behalf to be held in the Plan ("Partnership Shares"); and 13.1.2 the Company undertakes to arrange for Partnership Shares to be acquired by the Trustee on behalf of such person in accordance with the Plan. 13.2 If the terms of such Partnership Share Agreement (as is mentioned in Rule 13.1) do not differ materially from the terms of any subsisting Partnership Share Agreement, then no such invitation need be issued to any Plan Employee who is already party to such a subsisting Partnership Share Agreement. 13.3 If the terms of such Partnership Share Agreement (as is mentioned in Rule 13.1) differ in any material respect from the terms of any subsisting Partnership Share Agreement , then the Company shall on that occasion invite each of those Plan Employees who is already party to a subsisting Partnership Share Agreement either:- 13.3.1 to give notice of withdrawal from such subsisting Partnership Share Agreement (as mentioned in Rule 29) and enter into a fresh Partnership Share Agreement; or 13.3.2 if the difference relates only to an increase in the maximum amount of deductions from Salary specified by the Directors (as mentioned in Rule 17), to vary the amount of the deductions authorised to be made under such subsisting Partnership Share Agreement (as mentioned in Rule 18). 14. ENTRY INTO A PARTNERSHIP SHARE AGREEMENT Each Plan Employee who wishes to enter into a Partnership Share Agreement in response to such an invitation shall, within the period of 14 days after such notice is given, or such further period as the Company may allow, complete and return to the Company (or such other person as the Company may direct) in such form as the Company may specify (which may be in writing or electronic form) a Partnership Share Agreement. 15. QUALIFYING PERIOD OF EMPLOYMENT 15.1 The Directors may determine that a Plan Employee shall be eligible to have Shares acquired by the Trustee on his behalf on any occasion only if he has, throughout such period as the Directors shall specify, held continuous employment with a Qualifying Company. 15.2 Any such Qualifying Period shall:- 15.2.1 if a Participant's deductions from Salary are to be accumulated as mentioned in Rule 23.4, be a period of not more than 6 months ending with the start of the Accumulation Period; 15.2.2 if not, be a period of not more than 18 months ending on the day on which the deduction is made from the Participant's Salary; and 15.2.3 be the same for all Plan Employees in relation to acquisitions of Shares on the same occasion. 46342153.8\sc24 6

16. AUTHORITY TO MAKE DEDUCTIONS FROM SALARY A Partnership Share Agreement shall specify:- 16.1 the amount (or percentage of the amount of Salary from which such deduction is made) which the Plan Employee authorises to be deducted from his Salary each month; and 16.2 at what intervals such deductions shall be made. 17. INDIVIDUAL LIMIT ON DEDUCTIONS FROM SALARY 17.1 The amount deducted from a Participant's Salary in any Tax Year shall not exceed:- 17.1.1 10 per cent of the Participa nt's Salary for the Tax Year or, if such deductions are to be accumulated within successive Accumulation Periods, 10 per cent of the total of the Participant's Salary paid during the Accumulation Period; and 17.1.2 £1,500 or such other percentage or amount as is stated in Schedule 2 to be the maximum which may be so deducted. 17.2 Any amount deducted in excess of that allowed by Rule 17.1 shall be paid over to the Participant, subject to deduction of income tax and NICs under PAYE, as soon as is practicable. 17.3 The minimum amount to be deducted pursuant to a Partnership Share Agreement on any occasion shall:- 17.3.1 be determined by the Directors and specified in the Partnership Share Agreement; 17.3.2 be not greater than £10; and 17.3.3 be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion. 18. VARIATION BY PARTICIPANTS OF AMOUNTS DEDUCTED A Participant may only be a party to one Partnership Share Agreement authorising one or more deductions from his Salary in any given month, but the Directors may from time to time, and subject to Rule 17.1 and the terms of the relevant Partnership Share Agreement , agree to any request by a Participant to vary the amount of the deductions authorised to be made. 19. TERM OF A PARTNERSHIP SHARE AGREEMENT The authority to make deductions from Salary granted by a Participant pursuant to a Partnership Share Agreement shall lapse upon the occurrence of any of the events specified in Rule 23.6 or, if earlier, upon the effective date of a Participant's withdrawal from a Partnership Share Agreement as mentioned in Rule 29. 20. NOTICE OF EFFECT OF DEDUCTIONS ON BENEFITS AND TAX CREDITS Every Partnership Share Agreement shall contain a notice under paragraph 48 of Schedule 2 containing information prescribed by regulations made by H M Revenue & Customs as to the possible effect of deductions on a Plan Employee's entitlement to social security benefits and tax credits. 46342153.8\sc24 7

21. NOTICE TO STOP DEDUCTIONS 21.1 A Participant may at any time give notice in writing to the Company direct ing the Company to procure that deductions being made from his Salary pursuant to a Partnership Share Agreement are stopped . 21.2 If a Participant has given a notice pursuant to Rule 21.1, he may (on one occasion only in any Accumulation Period) subsequently give notice in writing to the Company directing the Company to procure that deductions are again made pursuant to that Partnership Share Agreement. 21.3 Unless a Participant specifies a later date in any such notice, the Company shall procure that:- 21.3.1 within 30 days of receiving a notice given pursuant to Rule 21. 1, no further deductions are so made; or 21.3.2 if a notice is given pursuant to Rule 21.2, the first deduction made thereafter shall be made not later than the date on which the first deduction is due to be made under the relevant Partnership Share Agreement more than 30 days after receipt of such notice. 21.4 A Participant may not make up any deduction that has been missed in consequence of having given any such notice. 22. PARTNERSHIP SHARE MONEY TO BE HELD BY THE TRUSTEE 22.1 Partnership Share Money shall be paid to the Trustee as soon as is practicable after it is deducted from a Participant's Salary. 22.2 The Trustee shall hold such monies on behalf of, and on trust for the benefit of, such Participant and shall apply such monies in acquiring Partnership Shares on the Participant's behalf. 22.3 A Participant's Partnership Share Money shall be deposited by the Trustee in an account with a Bank. 22.4 If such account pays interest, the Trustee shall account for such interest to the Participant. 22.5 Participants' Partnership Share Monies shall either:- 22.5.1 be applied by the Trustee in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after each deduction is made; or 22.5.2 be accumulated by the Trustee within each successive Accumulation Period (as mentioned in Rule 23) and be applied in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) , being a date within 30 days after the end of the relevant Accumulation Period. 23. ACCUMULATION PERIODS 23.1 If the Directors determine that the Plan is to be operated using an Accumulation Period instead of monthly purchase, the first Accumulation Period shall begin on the first date (after such determination has taken effect) on wh ich the first deductions from Salary are made and successive Accumulat ion Periods shall each begin on the date on which the first deductions from Salary are made after the end of the last Accumulation Period. 23.2 Accumulat ion Periods relating to deductio ns from Salaries made pursuant to all Partnership Share Agreements entered into in response to invitations issued on the same occasion shall be of the same length. 46342153.8\sc24 8

23.3 Subject to Rule 23.2, successive Accumulation Periods may vary in length, but no Accumulation Period shall exceed 12 months. 23.4 A Participant's Partnership Share Money first deducted within a given Accumulation Period shall be accumulated by the Trustee with all other amounts of that Participant's Partnership Share Money deducted from Salary within that Accumulation Period. 23.5 If, after the end of an Accumulation Period, the Shares which would otherwise be acquired on behalf of Participants in accordance with Rule 22.5.2 would not then satisfy the requirements of Part 4 of Schedule 2 the Trustee shall, as soon as practicable, return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money held on behalf of such Participant. 23.6 All subsisting Accumulation Periods shall immediately come to an end (and, except as provided by Rule 31.2, no new Accumulation Period shall thereafter begin):- 23.6.1 with effect from the date specified in a notice to terminate the operation of the Plan given in accordance with Rule 9.1; 23.6.2 if notice is given to shareholders of the Company of a resolution being proposed for the voluntary winding-up of the Company; 23.6.3 upon the commencement of a winding-up of the Company; 23.6.4 if a general offer is made to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; 23.6.5 if a general offer is made to acquire all the shares in the Company of the same class as the Shares; 23.6.6 if any person becomes entitled or bound to acquire shares in the Company under sections 974 to 991 of the Companies Act 2006; or 23.6.7 with effect from the date on which the Directors specify in a notice in writing given to all Participants pursuant to Rule 31.1. 23.7 If an Accumulation Period comes to an end pursuant to Rule 23.6, and if the Partnership Share Agreement so provides, the Trustee shall , as soon as practicable, pay to each Participant, subject to deduction of income tax and NICs under PAYE, the amount of that Participant's Partnership Share Money deducted from Salary in that Accumulation Period. 23.8 Where a Participant ceases to be in Relevant Employme nt during an Accumulat ion Period, any Partnership Share Money deducted in that Accumulation Period shall be paid over to him (subject to deduction of income tax and NICs under PAYE) as soon as practicable instead of being applied in purchasing Shares on his behalf. 24. CONNECTED SHARE INCENTIVE PLANS 24.1 An individual shall be entitled to have Shares acquired on his behalf pursuant to this Part B in any Tax Year, if in that Tax Year he has had shares awarded to him or acquired on his behalf (or wou ld have had shares awarded to him but for his failure to meet any performance target set in relation to such award) under any connected Approved Share Incentive Plan PROVIDED THAT:- 24.1.1 an individual shall not be entitled to participate simultaneously in connected Approved Share Incentive Plans; and 24.1.2 the limit on a Participant's contributions towards the purchase of Partnership Shares referred to in Rule 17.1 shall apply as if the Plan and the other connected Approved 46342153.8\sc24 9

Share Incentive Plan(s) in which the individual participates in the same Tax Year were one plan. 24.2 For purposes of Rule 24.1 an Approved Share Incentive Plan is a "connected Approved Share Incentive Plan" if it is established by the Company or a Connected Company . 25. ACQUISITION OF PARTNERSHIP SHARES 25.1 Subject to Rule 25.2, the Trustee shall apply Participants' Partnership Share Money in acquiring Shares on the Acquisition Date and shall do so at a price per Share equal to the Market Value of a Share on that date. 25.2 If a Participant's deductions from Salary are to be accumulated as mentioned in Rule 23.4, the Trustee shall on each occasion on which a Participant's Partnership Share Money is applied in acquiring Shares, do so at a price per Share determined as specified in the applicable Partnership Agreement pursuant to paragraph 52 of Schedule 2, being any of the following:- 25.2.1 the lesser of the Market Value of a Share on the first day of the relevant Accumulation Period and the Market Value of a Share on the Acquisition Date; 25.2.2 the Market Value of a Share on the first day of the relevant Accumulation Period; or 25.2.3 the Market Value of a Share on the Acquis ition Date. 25.3 If the application of Rules 25.1 and 25.2 would result in the acquisition of a fraction of a Share, the number of Shares actually acquired on that occasion shall be rounded down to the nearest whole number. 25.4 If a Participant, having entered into a Partnership Share Agreement , ceases to be in Relevant Employment at any time during the Acquisition Period in relation to an acquisition of Partnership Shares by the Trustee on his behalf , then he or she is to be treated, for the purposes of this Plan, as not ceasing to be in Relevant Employment until immediately after Partnership Shares have been acquired by the Trustee on his or her behalf pursuant to this Rule 25 so that:- 25.4.1 the Trustee shall apply the Participant's Partnership Share Money in acquiring Shares; but 25.4.2 such Partnership Shares are to be treated, immediately after such acquisition, as ceasing to be subject to the Plan. 26. SCALING BACK OF PARTNERSHIP SHARES 26.1 The Directors may determine and specify that the number of Shares which the Trustee acquires on behalf of a Participant on any occasion shall be restricted to such maximum number as the Directors shall notify to the Participant:- 26.1.1 before the deduction from Salary is made; or 26.1.2 if such deductions from Salary are to be accumulated as mentioned in Rule 23.4, before the beginning of the relevant Accumulation Period. 26.2 Each Participant's Partnership Share Agreement shall contain an undertaking by the Company to notify the Participant from time to time as appropriate of the maximum number of Shares which may be available to be acquired on behalf of Participants (in accordance with Rule 26.1). 26.3 If on any occasion the number of Shares whic h could otherwise be acquired with a Participant's Partnership Share Money is greater than the maximum number specified pursuant to Rule 26.1 (if any), then the number of Shares wh ich the Trustee acquires on behalf of each Participant shall be reduced accordingly. 46342153.8\sc24 10

27. CARRY-FORWARD OF SURPLUS PARTNERSHIP SHARE MONEY If, after Partnership Share Money has been applied in the acquisition of Shares on any occasion, there remains a surplus of unused cash, such surplus may, if the Participant has so agreed in the Partners hip Share Agreement , be retained by the Trustee and added to the Partnership Share Money which is so applied on the next occasion on which Shares are acquired on behalf of the Participant but shall otherwise be returned to the Participant (subject to deduction of income tax and NICs under PAVE). 28. . NOTIFICATION OF ACQUISITION OF PARTNERSHIP SHARES 28.1 As soon as practicable after any Partnership Shares have been acquired on behalf of a Participant, the Trustee shall notify the Participant of:- 28.1.1 the number of Shares so acquired; 28.1.2 the description of such Shares; 28.1.3 whether the Shares are subject to any Restrictions and, if so, the nature of these Restrictions; 28.1.4 the amount of Partnership Share Money applied by the Trustee in acquiring such Shares; 28.1.5 the price per Share at which such Shares were acquired and the basis upon which it was determined ; and 28.1.6 the amount of any surplus Partnership Share Money being carried forward or to be returned to the Participant (as referred to in Rule 27). 29. WITHDRAWAL FROM A PARTNERSHIP SHARE AGREEMENT 29.1 A Participant may withdraw from a Partnership Share Agreement by giving notice in wr iting to the Company at any time and, unless the Participant specifies a later date in such notice, the Company shall procure that such·withdrawal takes effect within 30 days of when such notice is received by the Company. 29.2 The Company may direct that, to be effective, any such notice must be given to such person (as agent for the Company) and in such form as the Company shall specify. 29.3 If a Participant withdraws from a Partnership Share Agreement with effect from any date, the Company shall procure that any Partnership Share Money which by that date has not been applied in the acquisition of Shares is paid to the Participant (subject to deduction of income tax and NICs under PAVE) as soon as is practicable after that date. 30. RETURN OF PARTNERSHIP SHARE MONEY UPON WITHDRAWAL OF H M REVENUE & CUSTOMS APPROVAL If H M Revenue & Customs approval of the Plan is withdrawn, the Company shall as soon as practicable provide the Trustee with a copy of the notice of such withdrawal served on the Company and the Trustee shall as soon as practicable thereafter pay to a Participant (subject to deduction of income tax and NICs under PAVE) any Partnership Share Money then held on his behalf. 31. SUSPENSION OF DEDUCTIONS FROM SALARY 31.1 The Directors may give notice to all Participants that, on and with effect from a date specified in the notice (being a date whic h is not earlier than the date on which such notice is given), no further deduct ions from Salary shall be made for the purposes of enabling Participants to 4634 2153.8\sc24 11 acquire Partnership Shares and all existing Accumulation Periods shall come to an end SAVE THAT:- 31.1.1 such notice shall only be given if an event or events have occurred which cause the Directors acting fairly and reasonably to consider that such suspens ion is appropriate; 31.1.2 the notice shall specify the event or events which has or have caused the Directors to give such notice; and 31.1.3 no such notice shall have the effect of avoiding the obligation of the Company to apply a Participant's Partnership Share Money deducted from Salary before the date on which such notice has effect in acquiring Shares as mentioned in Rule 25.1. 31.2 If notice to suspend the operation of the Plan is given to all Participants as mentioned in Rule 31.1, then the Directors may at any time thereafter give notice to all Participants that on and with effect from a date specified in such notice (being a date which is not earlier than the date on which such notice is given) deductions from Salary will be resumed in accordance with each Participant's Partnership Share Agreement. 31.3 If deductions from Salary are resumed as mentioned in Rule 31.2 then, if a Participant's deductions from Salary are to be accumulated, a new Accumulation Period shall begin on the date on which the first deductions from Salary are then made. 46342153.8\sc24 12

PART C: MATCHING SHARES 32. ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF MATCHING SHARES The Directors may invite all those Plan Employees on whose behalf it is expected that the Trustee will acquire Partnership Shares on any day, to accept an additional award of Matching Shares on that day in accordance with the provisions of this Part C of the Plan. 33. REQUIREMENTS FOR MATCHING SHARES Matching Shares must be:- 33.1 Shares of the same class and carrying the same rights as the Partnership Shares with which they are matched; 33.2 awarded on the same day as the Acquisition Date for the Partnership Shares with which they are matched ; and 33.3 awarded to all Participants on exactly the same basis. 34. LIMIT ON MATCHING SHARES 34.1 The number of Matching Shares to be awarded to a Participant on any occasion shall be a multiple of the number of Partnership Shares acquired on behalf of the Participant on that occasion. 34.2 Such multiple:- 34.2.1 shall not exceed 2; 34.2.2 shall be specified in the Partnership Share Agreement; and 34.2.3 may be varied by the Directors at any time before the correspond ing Partnership Shares are acquired PROVIDED THAT all Participants are notified of any such variation before the corresponding Partnership Shares are acquired on their behalf . 35. CARRY-FORWARD OF UNMATCHED PARTNERSHIP SHARES If, on an Award Date, the Trustee does not then acquire on behalf of any given Participant a sufficient number of Partnership Shares to qualify that Participant for an award of a whole number of Matching Shares (whether in consequence of an insufficiency of Partnership Share Money or otherwise), the Trustee shall, on the next occasion on which Partnership Shares are acquired on behalf of that Participant , award to that Participant a number of Matching Shares calculated on the basis that the number of Partnership Shares acquired on that next occasion is increased by the number of Partnership Shares previously acquired on behalf of such Participant but which have not so far been counted in calculating the Participant's entitlement to any Matching Shares. 36. AGREEMENT TO ACCEPT AN AWARD OF MATCHING SHARES A Participant shall not be entitled to an award of Matching Shares on any occasion unless he has first agreed with the Company (by entering into a Partnership Share Agreement) to accept and be bound by the provisions of this Part C of the Plan. 37. HOLDING PERIOD FOR MATCHING SHARES 37.1 The Directors shall, in relation to Matching Shares , specify in the Partnership Share Agreement a Holding Period throughout which a Participant shall be bound (except as mentioned in Rule 37.3):- 46342153.8\sc24 13

37.1.1 for so long as the Participant remains in Relevant Employment, to permit his Matching Shares to remain in the hands of the Trustee; and 37.1.2 not to assign, charge or otherwise dispose of his beneficial interest in such Matching Shares. 37.2 The Holding Period shall be a period, of not less than 3, nor more than 5, years beginning with the Award Date, and shall be the same for all Participants in relation to Matching Shares awarded on any occasion. 37.3 A Participant's obligation to permit his Matching Shares to remain in the hands of the Trustee throughout the Holding Period (as mentioned in Rule 37.1) shall be subject to the following exceptions :- 37.3.1 the Trustee may at any time dispose of such a Participant's Plan Shares as may be necessa ry to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 70.1 ; and 37.3.2 a Participant may during the Holding Period direct the Trustee to deal with any of such Participant's Plan Shares as mentioned in Rule 65. 38. NOTIFICATION OF AWARD 38.1 As soon as practicable after any Matching Shares have been awarded by the Trustee, the Trustee shall notify each Participant to whom Matching Shares have been so awarded on that occasion of:- 38.1.1 the number of Shares awarded to him; 38.1.2 the description of such Shares; 38.1.3 whether the Shares are subject to any Restrictions and, if so, the nature of these Restrictions; 38.1.4 the Market Value of such Shares as at the Award Date; and 38.1.5 the date on whic h the Holding Period ends. 39. FORFEITURE OF MATCHING SHARES If a Participa nt's Partnership Share Agreement so provides , his Matching Shares shall be at risk of forfeiture as provided in Rule 61. 46342153 .8\sc24 14

PART D: FREE SHARES 40. AWARD OF FREE SHARES The Trustee, acting with the prior consent of the Directors, may from time to time award Free Shares in accordance with this Part D of the Plan on any such day as the Trustee and the Company shall agree to every Eligible Employee. 41. CONNECTED SHARE INCENTIVE PLANS 41.1 An individual shall be entitled to be awarded Free Shares in any Tax Year if in that Tax Year he has participated in a connected Approved Share Incentive Plan (or would have participated and had shares awarded to him but for the failure to meet any performance target set in relation to such award) PROVIDED THAT:- 41.1.1 1 an individual shall not be entitled to participate simultaneously in connected Approved Share Incentive Plans; and 41.1.2 the limit on a Participant's participation in Free Shares in Rule 48 shall apply as if the Plan and the other connected Approved Share Incentive Plan(s) in which the individual participates in the same Tax Year were one plan. 41.2 For the purposes of Rule 41.1, an Approved Share Incentive Plan is a "connected Approved Share Incentive Plan" if it is established by the Company or a Connected Company. 42. QUALIFYING PERIOD OF EMPLOYMENT 42.1 The Directors may determine that a Plan Employee shall be eligible to have Free Shares awarded to him on any such occasion only if he has, throughout such period ending on the Award Date as the Directors shall specify, held continuous employment with a Qualifying Company. 42.2 Any such Qualifying Period shall:- 42.2.1 be of not more than 18 months; and 42.2.2 be the same for all Plan Employees in relation to awards of Shares on the same occasion. 43. ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF FREE SHARES 43.1 On any occasion on which the Trustee intends to award Free Shares, the Company shall invite every Plan Employee to participate in the Plan by:- 43.1.1 accepting an award of Free Shares (if or to the extent that such Plan Employee is then entitled pursuant to the rules of the Plan to an award of any Free Shares) on that and on any subsequent occasion on which any Free Shares are to be awarded ; and 43.1.2 permitting such Free Shares to remain in the hands of the Trustee as mentioned in Rule 53. 43.2 No such invitation need be issued to any Plan Employee who is already party to a subsisting Participation Agreement. 43.3 Each Plan Employee who wis hes to accept any or all such awards of Free Shares shall within the period of 14 days after such notice is given, or such longer period as the Company shall allow, complete and return to the Company (or such other person as the Company may direct) in such form as the Company may specify (which may be in writing or in electronic form) a Participation Agreement. 46342153 .8\sc24 15

44. PLAN EMPLOYEES' RIGHT NOT TO ACCEPT AN AWARD OF FREE SHARES 44.1 A Plan Employee may, by giving notice in writing to the Trustee before an Award Date, direct that Free Shares shall not be awarded to him on that, or on any later, Award Date. 44.2 Such a notice may be revoked by the Plan Employee concerned giving notice in writing to that effect to the Trustee. 45. NO MATCHING OF FREE SHARES An Eligible Employee's entitlement to any Free Shares shall not be made conditional upon such person holding or acquiring any other Shares. 46. TOTAL NUMBER OF FREE SHARES TO BE AWARDED The aggregate number of Free Shares to be awarded to all Eligible Employees on any occasion shall be determined by the Directors. 47. NUMBERS OF FREE SHARES TO BE AWARDED TO EACH ELIGIBLE EMPLOYEE The number of Free Shares to be awarded by the Trustee to each Eligible Employee on an Award Date shall be determined by the Directors in accordance with Rules 50 to 54. 48. LIMIT ON THE VALUE OF FREE SHARES AWARDED IN ANY TAX YEAR The Market Value as at the Award Date (or, if more than one, the respective Award Dates) of Free Shares awarded to a Participant in any Tax Year shall not exceed £3,000 or such other amount as is stated in Schedule 2 to be the maximum value of shares which may be so awarded. 49. ALLOCATION OF FREE SHARES BY REFERENCE TO PERFORMANCE 49.1 The Directors may stipulate that some or all of the Free Shares which may be awarded on any occasion shall be so awarded (if at all) by reference to performance (as mentioned below) over such period as the Directors shall determine . 49.2 A determination by reference to performance of the number of Shares (if any) to be awarded to each Eligible Employee on any Award Date shall be made only according to either of the two methods, Method One and Method Two, mentioned in Rules 50 and 51 or such other method or methods as may be permitted pursuant to Schedule 2 from time to time. 49.3 In this Part D, references to "performance" shall be taken as referring to the performance of each given Performance Unit determined by reference to such fair and objective measures of the performance of the Performance Units to which they are applied being measures based on business results or such other objective criteria as the Directors may determine. 49.4 The Company shall procure that:- 49.4.1 each Eligible Employee is notified of such performance measures and targets as will be used to determine the number of Shares awarded to him on any Award Date; and 49.4.2 all Plan Employees are notified, in general terms, of the performance measures and targets to be used to determine the number of Shares to be awarded to each Eligible Employee on such Award Date SAVE THAT there may be excluded from such notice any information the disclosure of which the Directors reasonably consider would prejudice commercial confidentiality. 49.5 Such notices shall be given as soon as reasonably practicable. 49.6 The Directors may, by giving notice in writing to Eligible Employees, vary or waive the terms of any performance measures or performance targets as will be used to determine the number of Shares awarded to such Eligible Employees on any Award Date PROVIDED THAT :- 46342 153.8\sc24 16

49.6.1 in consequence of any such variation the revised performance targets are no more difficult to satisfy than would have been the performance targets had the variation not been made; 49.6.2 if different target levels of performance have been specified in relation to different Performance Units, the likelihood of each Performance Unit meeting the revised target set in relation to that Performance Unit must be no less than it would have been had the variation not been made; and 49.6.3 no such variation shall have effect unless an event has, or events have, occurred which cause the Directors , acting fairly and reasonably, to consider that a different condition would be a fairer measure of performance. 50. METHOD ONE 50.1 By this method:- 50.1.1 at least 20 per cent of the Shares awarded on a given Award Date are awarded otherwise than by reference to performance ; 50.1.2 the balance of the Shares awarded on that Award Date are so awarded by reference to performance; and 50.1.3 the highest number of Shares so awarded to any Eligible Employee as mentioned in Rule 50.1.2 above shall be not more than four times the highest number of Shares awarded on that Award Date otherwise than by reference to performance. 50.2 If Shares of different classes are to be awarded on any occasion , this Method One shall be applied separately in relation to each class. 51. METHOD TWO 51.1 By this method, the Directors may set any performance target in relation to each Performance Unit PROVIDED THAT :- 51.1.1 if the Directors specify different target levels of performance which must be achieved as a condition for the award of Shares to Eligible Employees in different Performance Units the targets set must, at the time they are set, be comparable in terms of the likelihood of each Performance Unit meeting the target set in relation to that Perform ance Unit; and 51.1.2 the number of Shares which, in consequence of the application of this Method Two, is available for award to Eligible Employees within a given Performance Unit, shall be divided amongst and awarded to such Eligible Employees on the same terms (as mentioned in Rule 52.2}. 52. NON-PERFORMANCE RELATED FREE SHARES TO BE AWARDED ON BASIS OF SAME TERMS 52.1 If, or to the extent that, the number of Free Shares which are , or may be, awarded to Eligible Employees on any occasion is not determined by reference to performance, such Free Shares shall be allocated amongst and awarded (if at all} to all Eligible Employees on the same term s. 52.2 For these purposes "same terms" shall be taken as referring to:- 52.2.1 each Eligible Employee being eligible to participate in the Plan (by qualifying to receive an award of Shares) on any occasion on the same terms; and 52.2.2 a requirement that all those Eligible Employees who do participate actually do so on the same terms. 46342 153.8\sc24 17

52.3 The requirement that Shares not allocated amongst and awarded to Eligible Employees by reference to performance are so allocated and awarded on the same terms shall not be infringed by the award of Shares by reference to an Eligible Employee's:- 52.3.1 remuneration ; 52.3.2 length of service; and/or 52.3.3 hours worked PROVIDED THAT each of those factors gives rise to a separate entitlement directly proportional to the amount of remuneration, length of service or hours worked. 52.4 Such requirement shall be infringed if Shares are awarded by reference to factors other than remuneration, length of service or hours worked . 53. HOLDING PERIOD FOR FREE SHARES 53.1 The Directors shall, in relation to each Award Date, specify a Holding Period throughout which a Participant must be bound by contract with the Company (except as mentioned in Rule 53.3):- 53.1.1 for so long as the Participant remains in Relevant Employment, to permit his Free Shares to remain in the hands of the Trustee ; and 53.1.2 not to assign, charge or otherwise dispose of his beneficial interest in such Free Shares . 53.2 The Holding Period must be a period of not less than 3 years nor more than 5 years, beginning with the Award Date and shall be the same in relation to all Free Shares awarded on any given Award Date. 53.3 A Participant's obligation to permit his Free Shares to remain in the hands of the Trustee throughout the Holding Period (as mentioned in Rule 53.1) shall be subject to the following exceptions:- 53.3.1 the Trustee may at any time dispose of such a Participant's Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 70.1; and 53.3.2 a Participant may during the Holding Period direct the Trustee to deal with any of such Participant's Plan Shares as mentioned in Rule 65. 54. NOTIFICATION OF AWARD 54.1 As soon as practicable after any Free Shares have been awarded by the Trustee, the Trustee shall notify each Participant to whom Free Shares have been so awarded on that occasion of :- 54.1.1 the number of Shares awarded to him; 54.1.2 the description of such Shares ; 54.1.3 whether the Shares are subject to any Restrictions and, if so, the nature of those Restrictions ; 54.1.4 the Market Value of such Shares as at the Award Date; and 54.1.5 the date on which the Holding Period ends. 55. FORFEITURE OF FREE SHARES If a Participant's Participation Agreement so provides, his Free Shares shall be at risk of forfeiture as provided in Rule 61. 46342 153.8\sc24 18

PARTE: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES 56. HOLDING OF PLAN SHARES 56.1 For so long as a Participant is in Relevant Employment, he may, subject to Rule 9 allow his Plan Shares to remain held in the Plan. 56.2 All Plan Shares shall be registered in the name of the Trustee , or if appropriate , shall be held in the name of the Trustee on the register of the depositary for the Company (in the case of American depositary receipts or American depositary shares). 56.3 Except as otherwise expressly provided by the rules of the Plan, the terms of a Partnership Share Agreement or a Participation Agreement or as required or permitted by the provisions of Schedule 2, Plan Shares of the same class shall not receive different treatment in any respect from the other Shares of that class. 56.4 The requirement of Rule 56.3 shall not be infringed by reason only that Shares which are newly issued receive, in respect of dividends payable with respect to a period beginning before the date on which they were issued, treatment less favourable than that accorded to Shares issued before that date. 56.5 Subject to Rule 67, cash dividends paid to the Trustee in respect of a Participant's Plan Shares shall be paid to the Participant as soon as is practicable and, when making such payment, the Trustee shall deliver to each such Participant a "tax certificate" within the meaning of sections 1104-1108 of CTA 2010. 57. VOLUNTARY WITHDRAWAL OF SHARES FROM THE PLAN 57.1 Except as provided by the terms of a Participation Agreement or a Partnership Share Agreement, a Participant may at any time withdraw any or all of his Plan Shares from the Plan, and may at any time after they have been awarded withdraw any or all of his Partnership Shares from the Plan, by:- 57.1.1 directing the Trustee in writing to transfer any or all of his Plan Shares to such Participant or to such other person as the Participant specif ies; 57.1.2 assigning, charging or otherwise disposing of his beneficial interest in any of the Participant's Plan Shares; or 57.1.3 directing the Trustee to dispose of any or all of the Participant's Plan Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person. 58. AUTOMATIC WITHDRAWAL OF PLAN SHARES UPON CEASING TO BE IN RELEVANT EMPLOYMENT If a Participant ceases to be in Relevant Employment then, subject to Rules 25.4 or 61, his Plan Shares shall thereupon automat ically be withdrawn from the Plan. 59. CONSEQUENCES OF WITHDRAWAL OF SHARES FROM THE PLAN 59.1 The provisions of this Rule 59 are subject to the provisions of Rule 70. 59.2 Whenever a Participant's Plan Shares are voluntarily or automatically withd rawn from the Plan pursuant to Rules 25.4, 57 or 58:- 59.2.1 the Trustee shall immediately cease to hold such Shares in the Plan and, if and for so long as the Trustee then retains any title to or interest in such Shares, the Trustee shall, subject to Rule 59.2.2, hold such title or interest on bare trust for the Participant otherwise than in the Plan; 46342153.8\sc24 19

59.2.2 the Trustee shall as soon as is practicable:- (a) if the Participant has so directed the Trustee in writing before the Shares cease to be held in the Plan, transfer the Shares to the Participant or to such other person as the Participant has specified ; or (b) dispose of the Shares and account (or hold itself ready to account) for the proceeds (net of any amount of income tax and NICs due under PAYE, and reasonable selling costs) to the Participant or to such other person as the Participant has specified . 59.3 Unless the Participant otherwise agrees, a disposal of Shares as mentioned in Rule 57.1.3 or 59.2.2(b) shall be for the best consideration which the Trustee is able to obtain at the time of such disposal. 59.4 References in this Rule 59 to a disposal of Shares shall be construed as including references to a purchase by the Trustee of the beneficial interest in such Shares. 59.5 If a Participant has died, references in Rule 59.2 to the Participant shall be read as references to his Personal Representatives. 60. NO LIABILITY FOR LOSS OCCASIONED BY DELAY In giving effect to any such direction as mentioned in Rules 57.1.1 and 59.2.2 neither the Trustee nor the Company shall be liable to the Participant (or any other person) for any loss occasioned by delay on the part of the Company or the Trustee in giving effect to such direction or procuring a sale or transfer of any of a Participant's Plan Shares (whether or not such delay is occasioned by the Company's obligations to comply with the requirements of the New York Stock Exchange or otherwise). 61. FORFEITURE OF FREE AND MATCHING SHARES 61.1 The following provisions of this Rule 61 shall apply in relation to a Participant's Free or Matching Shares only if the Participant's Participation Agreement or , as the case may be, the Participant's Partnership Share Agreement , pursuant to which such Free or Matching Shares were so awarded, so provides. 61.2 If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Free or Matching Shares) beginning with the Award Date in relation to any of a Participant's Free Shares or Matching Shares, the Participant ceases to hold Relevant Employment (otherwise than in any of the circumstances mentioned in Rule 61.3), then his beneficial interest in all of the Free and Matching Shares awarded to him upon that Award Date shall thereupon be transferred to and become vested in the Trustee for no consideration. 61.3 The circum stances referred to in Rule 61.2 are:- 61.3.1 injury or disability; 61.3.2 dismissal by reason of Redundancy; 61.3.3 a transfer to which the Transfer of Undertakings (Protection of Employment) Regulations 2006 apply; 61.3.4 a change of Control or other circumstances ending the Associated Company status of the company by which he is employed; 61 .3.5 retirement; or 61.3.6 death. 46342 153.8\sc24 20

61.4 If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Matching Shares) beginning with an Award Date in relation to any of a Participant's Matching Shares, the Participant withdraws from the Plan any of the Partnership Shares in respect of which such Matching Shares were so awarded to him on that Award Date, then his beneficial interest in those Matching Shares shall thereupon be transferred to and become vested in the Trustee for no consideration. 61.5 If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Free or Matching Shares) beginning with the Award Date in relation to any of a Participant's Free Shares or Matching Shares, any such Free Shares or Matching Shares are withdrawn from the Plan (otherwise than in consequence of the Participant ceasing to hold Relevant Employment in any of the circumstances mentioned in Rule 61.3) then his beneficial interest in all of the Free and Matching Shares so withdrawn from the Plan shall thereupon be transferred to and become vested in the Trustee for no consideration . 61.6 The same provisions for forfeiture shall apply (if at all) in relation to all Free or Matching Shares awarded on the same occasion. 61.7 For the avoidance of doubt , Partnership Shares and Dividend Shares shall not be subject to any provisions for forfeiture. 62. PROVISIONS OF SHAREHOLDERS ' INFORMATION TO PARTICIPANTS The Company shall procure that copies of any or all such notices, circulars and other documents (except for proxy forms) sent to the holders of ordinary shares in the Company shall be sent to all Participa nts who have Shares held in the Plan. 63. VOTING RIGHTS ATTACHING TO PLAN SHARES 63.1 In relation to any matter on which the Trustee has a right or opportunity as a member of the Company to vote or to exercise any other rights, the Trustee may, but shall not be obliged to, seek irrevocable directions from each Participant as to the manner in whic h the Trustee should exercise such rights in respect of a Participant's Plan Shares . 63.2 The Trustee shall comply with such directions and if, before such time as may be specified in writing by the Trustee, the Trustee does not receive directions in respect of the exercise of voting or other rights attaching to any Plan Shares, then, except as otherwise provided in Rule 63.3 the Trustee shall refrain from exercising any such rights. 63.3 The Trustee shall not be entitled to vote on a show of hands on a particular resolution in respect of Plan Shares held on behalf of Participants unless all directions received from those Participants who have given directions in respect of that resolution are identical. 63.4 The Trustee shall not be under any obligation to call for a poll, and in the event of any poll the Trustee shall in relation to Plan Shares vote only in accordance wit h the directions of Participants. 64. RIGHTS ISSUES 64.1 If the Company makes an offer or invitation conferring any rights upon its member s to acquire against payment additional shares, securities or rights in t he Company, the Trustee shall allocate such rights, shares or securities amongst the Participants concerned in direct proportion to the number of Plan Shares respectively held by the Trustee on behalf of each Participant and, if such allocation shall give rise to a fraction of a share, secur ity or right or a transferable unit the Trustee shall round down to the next whole unit and shall aggregate the fractions not so allocated and use best endeavou rs to sell any rights or units which are not so allocated and distribute the net proceeds of sale (after deducting any expenses of sale and any taxation which may be payable) proportionate ly amongst the Participants whose allocation was 46342 153.8\sc24 21 rounded down, provided that any sum of less than £3 otherwise distributable to a particular Participant may be retained by the Trustee. 64.2 If the Company makes an offer or invitation conferring any rights upon its members to acquire against payment additional shares, securities or rights of any description in the Company the Trustee shall comply with any direction from a Participant concerning the exercise or sale of any rights attributable to the Participant's Plan Shares (including any general direction given) PROVIDED THAT the Trustee shall not be required to exercise any such rights except to the extent that they have been provided with the full amount payable (if any) on such exercise either by the Participant concerned or, with his authority, out of the net proceeds of the sale, nil paid, of another part of the rights attributable to that Participant's Plan Shares . 64.3 If no such direction as is mentioned in Rule 64.2 is received at least 7 business days before the last day on which such rights may be exercised, the Trustee shall take no action in relation to such rights. 64.4 If a Participant so directs the Trustee at least 7 business days before the last day on which such rights may be exercised, the Trustee shall exercise a proportion of such rights by selling sufficient of the rights, nil paid, so that out of the net proceeds of sale, the balance of the rights may be exercised . 64.5 Any shares, securities or rights acquired by the Trustee on behalf of a Participant upon the exercise of such rights as are mentioned in Rule 64.2 and which are conferred in respect of all ordinary shares in the Company and are acquired in the manner mentioned in Rule 64.4 shall, for the purposes of this Part E, be held by the Trustee as Plan Shares and be deemed to have been awarded to, or acquired by the Trustee on behalf of, the Participant in the same way and at the same time as were the Participant's Plan Shares in respect of which such rights were conferred. 64.6 Subject to Rule 64.5, any shares or other securities or rights acquired by the Trustee on behalf of a Participant in any of the circumstances mentioned in Rules 64.1 or 64.2 (otherwise than any new securities allotted by the Company by way of capitalisation issue to the Trustee in respect of a Participant's Plan Shares) shall not be held in the Plan and shall not form part of that Participant's Plan Shares, but shall be held by the Trustee as bare trustee for the Participant subject to the provisions of Rule 59.2.2 to be read and construed as if references to "Shares" were references to such shares , other securities or rights. 65. HOLDING PERIOD : FREEDOM TO AUTHORISE TRUSTEE TO ACCEPT A GENERAL OFFER ETC 65.1 A Participant may during the Holding Period direct the Trustee to:- 65.1.1 accept an offer for any of his Free or Matching Shares (referred to in this Rule 65 .1.1 as the "Original Shares") if the acceptance or agreement will result in a new holding being equated with the Original Shares for the purposes of capital gains tax; 65.1.2 accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for his Free or Matching Shares if the offer forms part of such a general offer as is mentioned in Rule 65.1.3 below; 65.1.3 accept an offer of cash, with or without other assets, for his Free or Matching Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his or of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of that company, within the meaning of section 449 of the CTA 2010; or 65.1.4 agree to a transaction affecting his Free or Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise , arrangement or scheme applicable to or affecting:- 46342153 .8\sc24 22

(a) all of the ordinary share capital of the Company or , as the case may be, all the shares of the class in question; or (b) all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in an Approved Share Incentive Plan; or (c) if in the case of a takeover offer (as defined in section 974 CA 2006} there arises a right under section 983 CA 2006 to require the offeror to acquire the Participant's Free or Matching Shares, or such of them as are of a particular class, to exercise that right. 66. COMPANY RECONSTRUCTIONS 66.1 The provisions of this Rule 66 apply if, in relation to any of a Participant's Plan Shares (the "Original Holding") there is a transaction:- 66.1.1 which results in a new holding (the "New Holding") being equated with the Original Holding for the purposes of capital gains tax; or 66.1.2 that would have that result but for the fact that what would be the New Holding consists of or includes a Qualifying Corporate Bond Such a transaction is referred to in this Rule 66 as a "Company Reconstruction". 66.2 If an issue of shares of any of the following descriptions (in respect of which a charge to income tax arises) is made as part of a Company Reconstruction, such shares shall not form part of the New Holding:- 66.2.1 redeemable shares or securities issued as mentioned in section 1OOOC of the CTA 2010; 66.2.2 share capital issued in circumstances such that section 1022 of the CTA 20 10 applies ; or 66.2.3 share capital to which section 1049 of the CTA 2010 applies. 66.3 Subject to the following provisions of this Rule 66, references in this Plan to a Participant's Plan Shares or, as the case may be, a Participant's Partnership Shares or a Participant's Free Shares or a Participant's Matching Shares or a Participant's Dividend Shares shall be respectively construed, after the time of the Company Reconstruction, as being or, as the case may be, as including references to any shares compr ised in the New Holding (the "New Shares"). 66.4 For the purposes of this Plan:- 66.4.1 a Company Reconstruction shall be treated as not involving a disposal of shares comprised in the Original Holding; and 66.4.2 the date on which any New Shares are to be treated as having been awarded to or acquired on behalf of the Participant shall be that on which the correspond ing Shares comprised in the Original Holding were so awarded or acquired. 66.5 In the context of a New Holding, any reference in this Rule 66 to shares includes securities and rights of any description which form part of the New Holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992. 46342153 .8\sc24 23

67. REINVESTMENT OF CASH DIVIDENDS IN PLAN SHARES 67.1 The Directors may at any time determine and notify all Participants that, with effect from such date as they shall specify:- 67.1.1 cash dividends paid to the Trustee in respect of every Participant's Plan Shares shall, subject to Rule 67.4, be applied by the Trustee in acquiring further Shares on behalf of each such Participant; 67.1.2 if a Participant so elects in writing, cash dividends paid to the Trustee more than 30 days (or such shorter period as the Trustee may specify) after the Trustee has received such request shall, subject to Rule 67.4, be applied by the Trustee in acquiring further Plan Shares on behalf of each such Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after the dividends are received by the Trustee; or 67.1.3 (whether or not any Participant has made such an election} , all cash dividends paid to the Trustee in respect of every Participant's Plan Shares shall, with effect from 30 days (or such shorter period as the Trustee may specify) after the date of such notice, be paid by the Trustee to each such Participant in cash. 67.2 A Participant who has made an election as mentioned in Rule 67.1.2 above may at any time thereafter give notice in writing to the Trustee revoking that election and the Trustee shall give effect to such revocation (so that all cash dividends paid to the Trustee in respect of that Participant's Plan Shares shall thereafter be paid by the Trustee to the Participant in cash) as soon as practicable after such notice has been received . 67.3 Any such election as mentioned in Rule 67.1.2 , and any such notice of revocation as mentioned in Rule 67.2, shall relate to all, and not some only, of a Participant's Plan Shares. 67.4 Unless the Directors determine and specify otherwise on any occasion, the Trustee shall apply all the cash dividends received and held on a Participant's behalf in acquiring shares on behalf of that Participant. If, on any occasion, the Directors decide to specify a different amount for the Trustee to so apply, their decision shall set out either the specific amount (as a limit, percentage or otherwise) or how that amount is to be determined . 67.5 The Shares which are so acquired on behalf of a Participant using cash dividends paid to the Trustee in respect of a Participant's Plan Shares:- 67.5.1 shall be Shares of the same class and carry the same rights as the Shares in respect of which the dividend is paid; and 67.5.2 shall be held by the Trustee on behalf of the Participant upon and subject to the provisions of this Part E of the Plan. 67.6 The number of Shares so acquired on behalf of each Participant shall be a whole number determined by dividing the amount to be so applied (plus any amount brought forward as mentioned in Rule 67.7) by the Market Value of a Share on the Acquisition Date. 67.7 Any cash balance remaining shall be retained and carried forward by the Trustee and added to the amount so applied on the next occasion SAVE THAT :- 67.7.1 any amount of cash dividend so carried forward shall be separately identified by the Trustee; and 67.7.2 upon the Participant ceasing to hold Relevant Employment or the Directors giving notice under Rule 9 to term inate the Plan such sum shall as soon as practicable be paid over to the Participant. 46342153.8\sc24 24

67.8 In exercising its powers in relation to the acquisition of Dividend Shares, the Trustee shall treat Participants fairly and equally. 68. HOLDING PERIOD FOR DIVIDEND SHARES 68.1 Except as mentioned in Rule 68.2, a Participant shall be bound by his Participation Agreement or Partnership Share Agreement , as the case may be:- 68.1.1 for so long as the Participant remains in Relevant Employment to permit his Dividend Shares to remain in the hands of the Trustee ; and 68.1.2 not to assign, charge or otherwise dispose of his beneficial interest in such Dividend Shares for a period of 3 years beginning with the date on which such Shares are acquired on behalf of the Participant. 68.2 A Participant's obligation to permit his Dividend Shares to remain in the hands of the Trustee throughout the Holding Period shall be subject to the follow ing exceptions:- 68.2.1 the Trustee may at any time dispose of such a Participant's Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAY E as mentioned in Rule 70.1; and 68.2.2 a Participant may during the Holding Period direct the Trustee to deal with any of such Participant's Plan Shares as mentioned in Rule 65 (read and construed as if references in that rule to Free and Matching Shares included references to Dividend Shares). 69. NOTIFICATION OF ACQUISITION OF DIVIDEND SHARES 69.1 As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant, the Trustee shall notify the Participant of:- 69.1.1 the number of Shares so acquired; 69.1.2 the description of such Shares; 69.1.3 the Market Value of such Shares as at the Acquisition Date; 69.1.4 the date on which the Holding Period ends; and 69.1.5 the amount of any surplus cash dividends being carried forward. 70. PAYE 70.1 If, in consequence of any of a Participant's Plan Shares ceasing to be held in the Plan, the Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and an obligation to make a deduction required under PAYE arises in respect of that charge then:- 70.1.1 unless within 14 days of the date on which the Shares in question cease to be so held (or, if earlier the date on which the Trustee receives notice of such wit hdrawal) the Participant pays to the Trustee sufficient money to enable such obligation to be discharged, the Trustee may retain and dispose of any of the Shares so ceasing to be held in the Plan or any of the Participant's remaining Plan Shares (if any) as shall be necessa ry to raise sufficient funds (after deduction of expenses and commissions) to discharge such obligation; and 46342153.8\sc24 25

70.1.2 2 subject to Rule 70.5, the Trustee shall pay to the Participant's Employer Company a sum which is sufficient to enable the Participant's Employer Company to discharge that obligation. 70.2 If on any occasion the Trustee receives a sum of money wh ich constitutes (or forms part of) a Capital Receipt in respect of which a Participant is chargeable to income tax under Chapter 6 of Part 7 of ITEPA, the Trustee shall, subject to Rule 70.6, pay out of that sum of money to the Participant 's Employer Company an amount equal to that on which income tax is so payable and the Participant's Employer Company shall pay over that amount to the Participant subject to deduction of income tax and NICs under PAYE. 70.3 If a Participant disposes of his beneficial interest in any Plan Shares to the Trustee, and the Trustee is deemed for the purposes of Schedule 2 to have disposed of such Shares for any consideration, the Trustee shall, for the purposes of Rule 70.2, be deemed to have received such consideration as the proceeds of disposal of the Participant's Plan Shares. 70.4 For the purposes of this Rule 70 "Participant's Employer Company" means a company:- 70.4.1 of which the Participant is an employee at the time when the Participant's Plan Shares cease to be held in the Plan (as mentioned in Rule 70.1) or when the Trustee receives or is deemed to receive the sum of money referred to in Rule 70.2; and 70.4.2 to whom PAYE then applies. 70.5 If, in consequence of any of a Participant's Plan Shares ceasing to be held in the Plan, a Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and either :- 70.5.1 there is no Participant's Employer Company; or 70.5.2 H M Revenue & Customs are of the opinion that it is impracticable for the Participant's Employer Company to make a deduction of income tax under PAYE and so direct then the Trustee shall account for income tax under PAYE in respect of an amount equal to that on which income tax is payable as if the Participant were a former employee of the Trustee. 70.6 If the Trustee receives a sum of money as mentioned in Rule 70.2 and either:- 70.6.1 there is no Participant's Employer Company; or 70.6.2 H M Revenue & Customs are of the opinion that it is impracticable for the Participant's Employer Compa ny to make a deduction of income tax under PAYE and so direct then in paying over to the Participant the Capita l Receipt, the Trustee shall make a deduction of income tax under PAYE in respect of an amount equal to that on which income tax is payable as mentioned in Rule 70.2, as if the Participant were a former employee of the Trustee. 70.7 The reference in Rule 70.1 to a disposal of Shares shall be construed as including a reference to a purchase by the Trustee of the beneficial interest in such Shares. 46342153.8\sc24 26

PART F: GLOSSARY 71. DEFINITIONS The following words and expressions shall, where they are used in the Plan, have the following meanings :- "Accumulation Period" If applicable , in relation to Partnership Shares, the period during which a Participant's Partnership Share Money is accumulated by the Trustee pending the acquisition of Partnership Shares or its repayment to such person "Acquisition Date" in relation to an acquisition of Partnership Shares, the date mentioned in Rule 22.5 and, in relation to Dividend Shares, the date mentioned in Rule 67.1.2 "Acquisition Period" means, for the purposes of Rule 25.4 and in relation to an acquisition of Partnership Shares by the Trustee on behalf of a Participant:- (a) if there was no Accumulation Period, the period beginning with the deduction of the Partnership Share Money and ending with the Acquisition Date; and (b) if there was an Accumulation Period, the period beginning with the end of that period and ending immediately before the Acquisition Date "Administrator" such person as is from time to time appo inted by the Trustee with the approva l of the Company to administer the Plan and to whom the Trustee has delegated the necessary administrative powers pursuant to Clause 5.21 of the Deed "Approved Share Incentive Plan" a share incentive plan as mentioned in Schedule 2 and which is approved by H M Revenue & Customs "Articles of Association" the articles of association of the Company "Associated Company" has the meaning given in paragraph 94 of Schedule 2 "Award Date" in relation to Free Shares or Matching Shares, the date on which such Shares are awarded "Bank" a person who falls within section 991(2)(b) of the Income Tax Act 2007; a building society within the meaning of the Building Societies Act 1986; or a European Economic Area firm of the kind mentioned in paragraph 5 of Schedule 3 to the Financial Services and Markets Act 2000 which has permission under paragraph 15 of that schedule (as a result of qualifying for authorisation under paragraph 12(1) of that schedule) to accept deposits "Benefits Code" as defined in section 63 of ITEPA "Capital Receipt " has the same meaning as in section 502 of ITEPA "Company" Luxfer Holdings PLC (registered number 03690830) 46342153.8\sc24 27

"Connected Company" has the meaning given in paragraph 18(3) of Schedule 2 "Control" has the same meaning as in section 719 of !TEPA "CTA 2010" means the Corporation Tax Act 2010 "Dealing Day" a day on which the New York Stock Exchange is open for business "Deed" the trust deed of the Plan Trust "Directors" the board of directors of the Company or a duly-authorised committee of such directors "Dividend Shares" Shares acquired by the Trustee on behalf of a Participant using dividends paid in respect of such Participant's Plan Shares and which are held in the Plan "Eligible Employee" in relation to an acquisition of Shares pursuant to Part B, or an award of Shares under Parts C or D, on any occasion , a Plan Employee who satisfies all of the relevant conditions for participating in the Plan mentioned in Rule 7.1 "Financial Year" a financial year of the Company "Free Shares" Shares awarded to an Eligible Employee in accordance with Part D of the Plan and which are held in the Plan "Group" the Company and each and every company which is for the time being controlled by the Company and is also a Subsidiary "Holding Period" in relation to a Participant's Matching Shares and Free Shares, the periods specified by the Directors as respectively mentioned in Rules 37 and 53 and, in relation to Dividend Shares, the period of three years mentioned in Rule 68 "ITEPA" means the Income Tax (Earnings and Pensions) Act 2003 "Key Feature" means a feature of this Plan if it relates to a provision that is necessary in order to meet the requirements of Schedule 2 "Market Value" in relation to a Share on a given date:- (a) if all the Shares to be acquired or awarded on a particular occasion are purchased by the Trustee on a Recognised Exchange over 5 or fewer consecutive Dealing Days ending either on the Award Date or Acquisition Date as appropriate or the Dealing Day immediately preceding the Award Date or Acquisition Date as appropr iate, the average purchase price of those Shares ; or if all the Shares are not so purchased , either (b) if shares in the Company of the same class as the Shares are then listed on a Recognised Exchange, the average of the middle market quotations of a 46342153.8\sc24 28

Share for the 5 immediately preceding Dealing Days; or (c) in any other case, the market value of a Share on the Award Date or Acquisition Date (as appropriate) (or on such earlier date or dates as may be agreed in advance in writing with H M Revenue & Customs Shares and Assets Valuation) determined in accordance wit h the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with HMRC, PROVIDED THAT if Shares are subject to any Restriction, they are to be determined as if they were not subject to the Restriction for the purposes of calculating the Market Value "Matching Shares" Shares awarded to an Eligible Employee as mentioned in Part C and which are held in the Plan "New Shares" has the meaning given in Rule 66.3 "NICs" National Insurance contributions "Non-Qualifying Salary" any particular description of earnings, paid to Eligible Employees , which is determined by the Directors not to be Salary for the purposes of Rule 17.1, pursuant to paragraph 4A(b) of Schedule 2 "Participant" a person who has been awarded Shares or on whose behalf Shares have been acquired, which are for the time being held in the Plan "Participant's Employer has the meaning given in Rule 70.4 Company" "Participating Company" a company which is a member of the Group in relation to which the Directors have resolved that the employees of such company may, if so permitted by the rules of the Plan, be eligible to participate in this Plan "Participation Agreement" a contract between the Company and a Plan Employee in a form agreed in advance with H M Revenue & Customs "Partnership Shares" Shares acquired by the Trustee on behalf of an Eligible Employee using Partnership Share Money and which are held in the Plan "Partnership Share Agreement" a contract between the Company and a Plan Employee conforming with the requirements of Rule 13.1 in a form agreed in advance with H M Revenue & Customs "Partnership Share Money" money deducted from a Participant's Salary pursuant to a Partnership Share Agreement and held by the Trustee pending the acquisition of Partnership Shares or its repayment to such person "PAYE" the rules and regulations governing the obligation of an employer or other person to account for :- (a) income tax as mentioned in Part 11 of ITEPA or 46342 153.8\sc24 29 regulations made under Section 684 of !TEPA; and (b) NICs "Performance Unit" in relation to the allocation and award of Free Shares by reference to performance, any one or more of:- (a) the Group; (b) a Participating Company; or (c) any business or part of a business of a Participating Company or any one Plan Employee or group of two or more Plan Employees as shall be specified by the Directors PROVIDED THAT no Employee shall be a member of more than one such group "Personal Representatives" in relation to a Participant, the legal personal representatives of the Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Directors evidence of their appointmen t as such "Plan" the Luxfer Share Incentive Plan as approved by H M Revenue & Customs as amended from time to time in accordance with Rule 8 "Plan Employee" an employee of a Participating Company who :- (a) is a UK resident taxpayer as defined in paragraph 8(2) of Schedule 2; or (b) has been nominated by the Directors "Plan Shares" Free and Matching Shares which have been awarded to an Eligible Employee and Partnership Shares which have been acquired by the Trustee on behalf of an Eligible Employee and Dividend Shares which have been acquired by the Trustee on behalf of a Participant and any Shares acquired as mentioned in Rules 64.5 and 66.3 but subject to Rule 64.6 "Plan Trust" the trust established by the Company by the execut ion of the Deed (a pro-forma of which is set out in Part G) for use in conjunction with this Plan for the purpose, amongst other matters, of holding on behalf of Participants legal title to Plan Shares "Qualifying Company" in relation to a Qualifying Period:- (a) a company that is a Participating Company at the end of the Qualifying Period; (b) a company that, when the individual concerned was employed by it, was a Participating Company ; or (c) a company that, when the individual concerned was 46342 153.8\sc24 30 employed by it, was an Associated Company of either:- (i) any such company as is mentioned in (a) or (b) above; or (ii) another company which is itself a Qualifying Company "Qualifying Corporate Bond" has the meaning given by section 117 of the Taxation of Chargeable Gains Act 1992 "Qualifying Period" in relation to an individual's eligibility to acquire Partnership Shares or be awarded Free Shares on any occasion , such period (if any) as is specified by the Directors pursuant to paragraph 16 of Schedule 2 and througho ut which the individual must at all times have been an employee of a Qualifying Company "Recognised Exchange" means a recognised stock exchange as defined in section 1005 of the Income Tax Act 2007 "Redundancy" has the same meaning as in the Employment Rights Act 1996 "Relevant Employment" employment by the Company or any Associated Company "Restriction" has the same meaning as in paragraph 99(4) of the Schedule "Salary" in relation to a Plan Employee, means such of the earnings of the employment by reference to which he is eligible to participate in the Plan as are liable to be paid under deduction of tax under PAYE after deducting any amounts included by virtue of the Benefits Code or as would be so liable apart from the SIP Code or which would be if that individual were within the scope of the charge to income tax under Part 2 of ITEPA SAVE THAT for the purposes of Rule 17.1, no account shall be taken, in determining the amount of a Participant's Salary in any tax year, of any amount of Non-Qualifying Salary paid to such Participant "Schedule 2" Schedule 2 to ITEPA "Shares" ordinary shares in the capital of the Company (or, following a Company Reconstruction as mentioned in Rule 66, shares issued in respect of, or which otherwise represent such first-mentioned shares) which, except in the circumstances mentioned in paragraphs 86(4) and 88 of Schedule 2, satisfy the requirements of paragraphs 25 to 29 of Schedule 2, and/or any A merican depositary receipts or American depository shares represent ing such Shares "SIP Code" has the meaning given in section 488(3) of ITEPA "Subsidiary" a subsidiary (within the meaning given in section 1159 of the Companies Act 2006) of the Company "Tax Year" a year ending 5 A pril 46342 153.8\sc24 31

"Trustee" the trustee or trustees for the time being of the Plan Trust 72. INTERPRETATION OF THE PLAN 72.1 Words and expressions used in the Plan but not defined in this Part F have the same meanings given in, or which they bear for the purposes of, the SIP Code. 72.2 References to the provisions of any Act shall include any statutory consolidation , modification, amendment or re-enactment , or any subordinate legislation made under it for the time being in force. 72.3 Words denoting the singular shall include the plural and vice versa. 72.4 References to an "award" of Shares shall be construed as references to the transfer of the beneficial interest in such Shares (and related expressions shall be construed accordingly). 72.5 References to Shares or to any interest in Shares being "held in the Plan" shall be construed as references to the legal title to such Shares being held by the Trustee, subject to and in accordance with the rules of this Plan (and related expressions shall be construed accordingly). 72.6 References in relation to a Participant to "participation in the Plan" and related expressions shall be construed as references to participation by being a party to either (or both) a Partnership Share Agreement or a Participation Agreement or by reason of any Shares then being held in the Plan on behalf of such Participant. 72.7 References to rules are to the rules set out in this Plan as amended from time to time in accordance with Rule 8. 72.8 References to the "forfeiture" of Free Shares or Matching Shares shall be construed as references to the transfer by a Participant to the Trustee of all of his interest in such Participant's Free or Matching Shares as mentioned in Rule 61 (and related expressions shall be construed accordingly). 72.9 A Participant shall not be treated for the purposes of this Plan as ceasing to be in Relevant Employment if he remains in the employment of the Company or any company which, in relation to the Company, is an Associated Company. 46342 153.8\sc24 32

PART G: PLAN TRUST DEED 2..0 b Cf.'O€-n, THIS TRUST DEED is made on.{ ] ove ser 2013 BETWEEN:- (1) LUXFER HOLDINGS PLC (registered in England number 03690830) whose registered office is at Anchorage Gateway, 5 Anchorage Quay, Salford, Manchester, M50 3XE (the "Company"); and (2) COMPUTERSHARE TRUSTEES LIMITED (registered in England Number 03661515} whose registered office is at The Pavilions, Bridgwater Road, Bristol, BS13 8AE(the "Original Trustee"). WHEREAS:- (A) The parties intend, by the execution of this Deed, to establish an employees' share scheme, the terms of which comply both with the requirements of section 1166 of the Companies Act 2006 and Schedule 2 to the Income Tax (Earnings and Pensions) Act 2003, to facilitate the acquisition and holding of shares by and for the benefit of employees of the Company and of subsidiaries of the Company pursuant to The Luxfer Share Incentive Plan (the "Plan"). (B) The Company has paid to the Original Trustee by way of gift the sum of £10, the receipt of which the Original Trustee acknowledges. (C) The Original Trustee has agreed to act as the first trustee of this Trust. (D) This Trust shall unless and until the Trustee otherwise determines, be known as The Luxfer SIP Trust. IT IS AGREED as follows :- 1. INTERPRETATION 1.1 The following words and expressions shall, where they are used in this Deed, have the following meanings :- "Beneficiary" a bona fide employee or former employee of any member of the Group "Charity" any company, trust, association or other body of persons established for charitable purposes only "Deed" the provisions of this trust deed as varied or added to from time to time pursuant to and in accordance with Clause 15 "Employees' Share Scheme" has the meaning given in section 1166 of the Companies Act 2006 "Foreign Cash Dividend" means a cash dividend paid in respect of Plan Shares in a company not resident in the United Kingdom "Takeover Offer" has the meaning given in section 974 of the Companies Act 2006 "Trust" the Employee's Share Scheme constituted by this Deed which shall be known as the Luxfer SIP Trust 46342 153.8\sc24 33

"Trustee" the Original Trustee or other trustee or trustees for the time being of this Trust "Trust Fund" (a) the initial sum of £10 paid to the Original Trustee ; (b) all property, other than any Participant's Partnership Share Money, transferred to the Trustee to hold on the terms of this Trust , including any accumulation of income of such property; and (c) all property from time to time representing the above "Trust Period" means the period beginning with the date hereof and ending upon the first to happen of the following namely:- (a) the expiry of the period of one hundred and twenty five years beginning with the date of this Deed; or (b) such date as the Trustee (acting with the prior written consent of the Company) shall by deed declare to be the end of the Trust Period (not being a date earlier than the date of such deed) "Trust Property" any property comprised in the Trust Fund All other terms used in this Deed which are defined in Part F (Glossary) to the Plan shall bear the same meanings as in that Glossary. 1.2 For the purposes of the interpretation of this Deed:- 1.2.1 words denoting the singular shall include the plural and vice versa; 1.2.2 words denoting the masculine gender shall include the feminine gender; 1.2.3 no account shall be taken of the clause headings which have been inserted for ease of reference only; 1.2.4 references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time; and 1.2.5 references to clauses are to be read and construed as references to clauses of this Deed unless otherwise stated. 2. PRINCIPAL TRUSTS 2.1 The Trustee shall during the Trust Period hold the capital and income of the Trust Fund UPON TRUST :- 2.1.1 for so long as the Plan, having been approved by H M Revenue & Customs pursuant to Schedule 2, remains so approved and is not terminated pursuant to Rule 9 of the Plan, for the benefit of Beneficiaries but shall deal with the same only in accordance with the provisions of Clauses 4 and 5; and 2.1.2 subject to Clause 2.1.1 above, for all or such one or more exclusive ly of the other or others of the Beneficiaries at such age or time or respective ages or times and if more than one in such shares and either absolutely or for such period or respective periods and with such gifts over and upon such trusts (including discretionary trusts) and with or subject to such powers or provisions (whether dispositive or administrative at the discretion of the Trustee or of any one or more of the Beneficiaries or of any other person or persons) and generally in such manner in all respects for the benefit of all or 46342153.8\sc24 34 any one or more of the Beneficiaries as the Trustee may at any time or times during the Trust Period by deed or deeds revocable or irrevocable in their discretion appoint PROVIDED THAT no exercise of the power conferred by this Clause 2.1.2 shall invalidate any prior payment or application of either the capital or income of the Trust Fund or affect any part of the Trust Fund to which any person has become indefeasibly entitled. 2.2 In default of and subject to any appointment made under Clause 2.1, and subject to the provisions of Clause 5, the following trusts shall apply to the capital and income of the Trust Fund:- 2.2.1 the Trustee may accumulate the whole or part of the income of the Trust Fund during the Trust Period as an addition to the capital of the Trust Fund and as one fund with such capital for all purposes but the Trustee may apply such Trust Property as if it were income arising in the then current year ; 2.2.2 subject to Clause 5.2, the Trustee shall pay or apply the income of the Trust Fund to or for the benefit of any one or more of the Beneficiaries and if more than one in such proportions and in such manner in all respects as the Trustee shall in its absolute discretion think fit; 2.2.3 the Trustee may at any time or times during the Trust Period realise the whole or any part or parts of the Trust Fund and may pay the same to or apply the same for the benefit of any one or more of the Beneficiaries in such manner as the Trustee shall in its absolute discretion think fit; and 2.2.4 subject to the preceding provisions of this Clause 2, the Trustee shall hold the capital and income of the Trust Fund at the expiry of the Trust Period UPON TRUST for such one or more of the Beneficiaries and if more than one in such proportion and in such manner in all respects as the Trustee shall before the end of the Trust Period, and in its absolute discretion, determine SAVE THAT if there are no such Beneficiaries or in default of such determination the Trustee shall hold the capital and income of the Trust Fund on trust absolutely for such one or more Charity as the Company shall in its discretion determine . 3. ADDITIONS TO THE TRUST FUND 3.1 The Trustee may at any time accept a gift of Shares or other assets to be held as an addition to the Trust Fund. 3.2 Any member of the Group may from time to time at its sole discretion transfer pay or credit sums of money to the Trustee to be held as an addition to the Trust Fund, and nothing in this Deed shall confer on the Trustee any right to receive any such transfer , payment or credit or create any trust of the money intended to be transferred, paid or credited unless and until the same shall have been actually transferred , paid or credited to the Trustee. 3.3 If Shares are listed on any Recognised Exchange, the Company shall apply for a listing for any Shares subscribed by the Trustee , and take any steps required in relation to the holding of Shares as american depositary receipts or amer ican depositary shares in the name of the Trustee. 4. PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES 4.1 The Trustee shall accept any Participant's Partnership Share Money and shall hold such funds upon trust for the benefit of such Participant and shall deal with such funds and with any income from the investment of such funds only in accordance with the Plan SAVE THAT the Trustee shall be under no duty or obligation to deposit such funds in an interest-bearing account. 46342153.8\sc24 35

4.2 The Trustee shall apply each Participant's Partnership Share Money in acquir ing Shares in accordance with the Plan by:- 4.2.1 purchase in the market; 4.2.2 subscription; or 4.2.3 acquisition by purchase from the Trust Fund. and where such purchase or subscription is to take place in a currency other than sterling, shall convert the accumulated Partnership Share Money into such other currency on t he basis of an appropriate exchange rate as agreed with the Company and, where appropriate , in accordance with any commun ication to Participants. 4.3 The Trustee shall hold a Participant's Partnership Shares upon trust for the benefit of such Participant and shall deal with such Shares and all rights attaching to such Shares only in accordance with the Plan and this Deed. 5. TRUSTEE 'S POWERS AND DUTIES RELATING TO THE PLAN 5.1 The Trustee shall, if required to do so by the Company or any other regulatory or other legal requirement, adopt the Plan and the Trustee shall join with the Company in giving effect to the Plan. 5.2 For so long as the Plan having been approved by H M Revenue & Customs pursuant to Schedule 2 remains so approved , and is not terminated pursuant to Rule 9 of the Plan, the Trust Fund shall not be applied, and this Trust shall not be used, otherwise than for the purposes of giving effect to the Plan provided that if the Plan is terminated pursuant to Rule 9, the Trustee will comply with the requirements of paragraph 90 of Schedule 2. 5.3 The Trustee shall expend any sum received from any member of the Group as a contr ibution to the Trust Fund for any such one or more of the purposes mentioned in Clause 5.4 as the Trustee shall in its absolute discretion determine and pending such expenditure shall deposit any such contribution with a Bank on such terms as the Trustee may in its absolute discretion think fit. 5.4 The purposes referred to in Clause 5.3 are:- 5.4.1 the acquisition of Shares for the purposes of the Plan, whether by purchase in the market, subscription or acquisition by purchase from the Trust Fund and on the basis that: (a) where such purchase or subscription is to take place in a currency other than sterling, the Trustee shall convert the relevant sum into such other currency on the basis of an appropriate exchange rate as agreed with the Company and, where appropriate, in accordance with any communication to Participants; and (b) for the avoidance of doubt , the Trustee shall only be required to acquire Shares for the purposes of the Plan to the extent it has received payment or otherwise been funded to the extent required to make such acquisit ion and cover any related costs, charges and expenses ; 5.4.2 the repayment of sums borrowed; 5.4.3 the payment of interest on sums borrowed; 5.4.4 satisfying any of the obligations of the Trustee under the Plan; and 46342153.8\sc24 36

5.4.5 paying expenses of the Trustee (including the fees of the Trustee , any Administrator and any professional adviser retained by the Trustee in relation to the operation of the Plan). 5.5 The Trustee may only acquire shares or other securities which are not Shares if:- 5.5.1 they are shares or other securities issued to the Trustee in excha nge for or in respect of Shares in circumstances mentioned in section 135 of the Taxation of Chargeable Gains Act 1992; or 5.5.2 if they are shares or other securities acquired by the Trustee pursuant to a reconstruction or amalgamation as mentioned in section 136 of that Act. 5.6 The Trustee may at any time and from time to time award Shares to any one or more of the Beneficiaries pursuant to and in accordance with the Plan. Duty to give notice of award of Free and Matching Shares 5.7 As soon as practicable after any Free Shares or Matching Shares have been awarded to an Eligible Employee the Trustee shall give him notice of the award:- 5.7.1 specifying the number and description of those Shares; 5.7.2 confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions; 5.7.3 stating their Market Value on the Award Date; and 5.7.4 the Holding Period applicable to them . Duty to give notice of acquisition of Partnership Shares 5.8 As soon as practicable after the Trustee has acquired any Partnership Shares on behalf of a Participant, the Trustee shall give him notice of the acquisition:- 5.8.1 specifying the number and description of those Shares; 5.8.2 confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions; 5.8.3 stating the amount of Partnership Share Money applied by the Trustee in acquiring such Partnership Shares; 5.8.4 their Market Value on the Acquisition Date; and 5.8.5 informing him of any amount of surplus Partnership Share Money carried forward. Duty to give notice of acquisition of Dividend Shares 5.9 As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant the Trustee shall give him notice of the acquisition:- 5.9.1 specifying the number and description of those Shares ; 5.9.2 confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions; 5.9.3 stating their Market Value on the Acquisition Date; 5.9.4 stating the Holding Period applicable to them ; and 46342153.8\sc24 37

5.9.5 informing him of any surplus amount of cash dividends carried forward. Foreign cash dividends 5.10 If the Trustee receives any Foreign Cash Dividend in respect of any of a Participant's Plan Shares, the Trustee shall notify the Participant of the amount of any foreign tax deducted from the dividend before it was paid. Duty to deal with Plan Shares 5.11 The Trustee shall hold and deal with all Shares awarded to or acquired on behalf of any Participant only in accordance with the terms of Part E of the Plan and the following prov isions of this Deed. General duty of Trustee to retain Free Matching and Dividend Shares 5.12 Save as mentioned in Clause 5.13, the Trustee shall not dispose of any of a Participant's Plan Shares that are Free Shares, Matching Shares or Dividend Shares (whether to the Participant or otherwise) at any time during the Holding Period relating to such Shares unless the Participant ceases to be in Relevant Employment. 5.13 The duty imposed by Clause 5.12 shall not restrict the Trustee from disposing of any of a Participant's Plan Shares in accordance with a provisio n of the Plan which gives effect to the requirements of any of the paragraphs of Schedule 2 mentioned in paragraph 73(3) of Schedule 2. Power of Trustee to raise funds to subscribe for a rights issue 5.14 The Trustee may, subject to Clause 5.18, dispose of some of the rights under a rights issue in order to be able to obtain sufficient funds to exercise other such rights. 5.15 For the purposes of Clause 5.14, "rights issue" means rights conferred in respect of a Participant's Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the same company. Duty of Trustee on Participant ceasing to be in Relevant Employment 5.16 If a Participant ceases to be in Relevant Employment, subject to Rule 61 of the Plan, the Trustee shall as soon as is practicable:- 5.16.1 transfer such Participant's Plan Shares to the Participant or another person at his direction; or 5.16.2 dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person at his direction. General duties to Participants 5.17 The Trustee shall pay over to a Participant any money or money's wort h received by the Trustee in respect of or by reference to any of suc h Partici pant's Plan Shares, other than money or money's worth consisting of New Shares SAVE THAT this duty of the Trustee shall not prevent the Trustee from reinvesting cash dividends in accordance with the Plan nor from doing anything in fulfilment of its obligations under or in relation to PAY E. 5.18 Subject to Clause 5.16, the Trustee shall dispose of a Participant's Plan Shares and deal with any right conferred in respect of any of his Plan Shares to be allotted other shares, securities or rights of any description only pursuant to a direction given by or on behalf of the Participant SAVE THAT the Trustee may dispose of any of a Participant's Plan Shares which cease to be held in the Plan and any of a Participant's remaining Plan Shares to meet any obligation imposed on the Trustee under or in relation to PAYE (unless the Participant has paid to the 46342153.8\sc24 38

Trustee such sum as is sufficient to meet such obligation, in accordance with Rule 70 of the Plan). Duties in relation to tax liabilities 5.19 The Trustee shall:- 5.19.1 maintain such records as may be necessary for the purposes of complying with any obligations of the Trustee or of any member or former member of the Group under PAYE and NICs so far as they relate to the Plan; and 5.19.2 when a Participant becomes liable to income tax under Chapter 3 or 4 of Part 4 of the Income Tax (Trading and Other Income) Act 2005 or ITEPA by reason of the occurrence of any event, inform him of any facts relevant to determining that liability. 5.20 References in the preceding provisions of this Clause 5 to a Participant include, in relation to a Participant who has died, a reference to his Personal Representatives . Administration of the Plan 5.21 The Trustee may from time to time appoint any such person as it considers appropriate to act as Administrator or to hold Shares as nominee or custodian in a designated account and in that event the Trustee shall delegate to such person such of the Trustee's administrative powers and duties as shall be necessary or appropriate to enable such person to procure the award of Shares to, and the acquisition of Shares on behalf of, Eligible Employees and Participants and generally to administer the operation of the Plan PROVIDED THAT :- 5.21.1 no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and 5.21.2 the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply. 5.22 The Trustee may pay the costs and expenses of any Adminis trator out of the Trust Fund. Power to take and pay for professional advice 5.23 The Trustee may, for the purpose of enabling the Trustee or any Administrator to exercise the powers and duties of this Trust, seek and act upon the advice of any such firm of legal or other professional advisers and may pay for such advice out of the Trust Fund PROVIDED THAT no such advice shall be sought by the Trustee or the Adm inistrator on any occasion without the prior approval (which shall not be unreasonably withheld) of the Company as to the choice of such adviser and the terms on which such advice shall be sought. Provision of information to the Company 5.24 The Trustee shall provide to the Company and every other member of the Group all such information relating to the operation of the Plan as shall, in the opinion of the Directors , be necessary to enable each such member of the Group to fulfil its obligations to account for income tax and NICs under PAYE. 5.25 The Trustee shall, from time to time, provide to the Company such other information, relating to the operation of the Plan and to the individual entitlements of any or all of the Participants as the Company may request, and shall do so within such reasonable period as the Company may specify. Residual Shares 5.26 If any Shares (other than a Participant's Plan Shares) remain Trust Property after either:- 46342153 .8\sc24 39

5.26.1 Shares have been awarded to Participants in accordance with the Plan on any occasion; or 5.26.2 the requirements of paragraph 90 of Schedule 2 have been complied with the Trustee shall, if the Company so directs, hold such Shares upon trust to sell such Shares in the market and pay or apply the net proceeds of sale (after deduction of all costs and expenses and of such amount as, in the opinion of the Trustee , is sufficient to enable the Trustee to discharge in full all of its current and future liabilities, whether actual or contingent) to or for the benefit of Participating Companies in such proportions, having regard to their respective contributions, to the Trust Fund as the Company shall direct. Duty to monitor Participants in connected plans 5.27 The Trustee shall maintain records of Participants who in the same Tax Year have participated in one or more other Approved Share Incentive Plans established by the Company or a Connected Company. 6. TRUSTEE'S DEALINGS IN SHARES 6.1 For the purpose of enabling the Directors to ensure compliance by the Company and by its directors with the rules and regulations imposed by the New York Stock Exchange, the Trustee shall inform the secretary of the Company in writing in advance of any dealing by the Trustee in Shares (otherwise than any award of Shares to or acquisition of Partnership Shares or Dividend Shares on behalf of, a Participant who is not a director of the Company being a dealing pursuant to or done for the purpose of giving effect to the operation of the Plan). 6.2 If the Trustee provides any benefit (in whatever form) out of the Trust Fund to any Beneficiary (otherwise than pursuant to the Plan) the Trustee shall give details of such benefit to the secretary of the Company. 6.3 The Trustee shall not deal in Shares or other securities of the Company at any time if the Trustee is aware or has received notice in writing from the Company that any such dealing at that time would cause the Company or any Subsidiary or any director, officer or employee of the Company or any Subsidiary to be in breach of the provisions of the code of dealing adopted by resolution of the directors of the Company imposing restrictions upon dealings by directo rs and employees in Shares or securities of the Company as required by the rules of the New York Stock Exchange PROVIDED THAT nothing in this Clause 6.3 shall compel the Trustee to enquire from the Company or any Subsidiary as to whether such dealing would breach any such provisions. Waiver of Trustees' dividend and voting rights 6.4 The provisions of Clauses 6.5 and 6.6 shall not apply (so that the Trustee shall not be taken to have waived its rights to receive dividends and/or exercise voting rights) throughout any period in relation to which the Company has given notice in writing to the Trustee that such provisions shall not apply PROVIDED THAT no such period shall commence before the date on which such notice is received by the Trustee. 6.5 Whilst and for so long as any Shares are held by the Trustee and no beneficial interest in such Shares is vested in any Beneficiary the Trustee shall waive any right to dividend payments in respect of such Shares and the Trustee shall not be liable for any loss to the Trust Fund as a result of such wa iver. 6.6 Whilst any Shares in the Company are held by the Trustee the Trustee shall refrain from exercising any voting rights which may attach to the Shares SAVE THAT if the beneficial interest in any Share is vested in any Beneficiary then the Trustee shall comply with the provisions of Rule 63 of the Plan. 46342153.8\sc24 40

7. INVESTMENT POWERS 7.1 The Trustee may apply the whole or any part of the Trust Fund in the acquisition of Shares by subscription or by purchase from any person at a price which is not greater than the price which the Trustee would otherwise have to pay for the purchase of such Shares on the New York Stock Exchange (or, if such Shares are not listed on the New York Stock Exchange, in the open market) at the time of purchase . 7.2 The Trustee shall not be under any obligation to diversify the investment of the Trust Fund and, in particular , may:- 7.2.1 retain, in their existing condition , any investments, including Shares or other securities of the Company , or other property (including uninvested money) for the time being forming part of the Trust Fund for so long as the Trustee in its absolute discretion thinks fit notwithstanding that the same may comprise the sole investment of the Trust Fund; and 7.2.2 at its absolute discretion, invest the whole of the Trust Fund in the shares or securities of any one company without being liable for any loss occasioned thereby. 7.3 The Trustee shall be under no obligat ion to:- 7.3.1 become a director or officer, or interfere in the management or affairs, of any company any of the shares or stocks of which are, for the time being, comprised in the Trust Fund or any company associated with such company , notwithstanding that the Trustee has (whether directly or indirectly) a substantial holding in or Control of any such company ; or 7.3.2 seek information about the affairs of any such company but may leave the conduct of the affairs of any such company to its directors or other persons managing the company (so long as they have no actual notice of any act of dishonesty on the part of such directors or others in connection with the management of the company) . 8. ADDITIONAL POWERS 8.1 In addition to all the powers vested in trustees by law or statute, the Trustee shall have the following powers regarding the Trust Fund:- 8.1.1 power to invest or hold or allow to remain in the name or under the control of any person as nominee or bare trustee of the Trustee the whole or such part of the Trust Fund as the Trustee shall in its absolute discretion think fit and the Trustee shall not be liable for any loss to the Trust Fund or the income of the Trust Fund occasioned by the exercise of this power; 8.1.2 power to promote, alone or with others , and to approve, concur or acquiesce in, or agree to carry into effect, alone or with others , any scheme, proposal or offer for or leading to or being a step in:- (a) the reconstruction or amalgamation with any other company or corporation of any company or corporation in whose secur ities the Trust Fund or any part of the Trust Fund shall be for the time being invested; (b) the release, modificat ion or alteration of the rights, privileges or liabilities attached to any investments or other property forming part of the Trust Fund or attached to any property whatever having rights affecting any such investments or other property; or 46342153 .8\sc24 41

(c) the exchange of any investments or other property form ing part of the Trust Fund for any other investments or other property 8.1.3 power to give warranties and indemnities for the foregoing purposes with power to accept any security , shares or other interest of any description of the reconstructed or purchasing or new company or demerged company or companies in lieu or in exchange for all or any of the original securities, shares or other interest and with power to retain any property so accepted as aforesaid for any period for which the original property could have been retained; 8.1.4 power to apply the Trust Fund or any part of it or the whole or any part of the income of the Trust Fund in paying any stamp duty or stamp duty reserve tax payable in respect of any transfer of or agreement to transfer Shares to a Beneficiary ; 8.1.5 power to borrow moneys , for any purpose for which trust moneys may be applied under this Trust, from any person or company (including any member of the Group) on such terms as the Trustee may decide PROVIDED THAT any loan made to the Trustee by any member of the Group shall be on terms which are no less favourable to the Trustee than if it had been made in a transaction made at arm's length between persons not connected with each other ; 8.1.6 power to pay any duties or taxes or other fiscal impositions (together with any related interest or penalties or surcharges) for which the Trustee may become liable and to have entire discretion as to the time and manner in which such duties taxes and fiscal impositions shall be paid and no person interested under this Deed shall be entitled to make any claim whatsoever against the Trustee by reason of such payment; 8.1.7 power to arrange for any member of the Group to account to H M Revenue & Customs or other authority concerned for any amounts deducted from the sums of money paid or credited to the Trustee by any member of the Group or from or in respect of any amounts paid or property transferred by the Trustee to Beneficiaries in respect of income tax or any other deductions required by law; 8.1.8 power to delegate to any other person or persons (including any one or more of themselves) all or any of the administrative and management functions and powers (including investment powers) vested in the Trustee either by virtue of the provisions of this Deed or by virtue of its office as Trustee PROVIDED THAT :- (a) this power shall apply only after the Plan, having been approved by H M Revenue & Customs pursuant to Schedule 2, is no longer so approved; and (b) the Trustee shall not be entitled to delegate the exercise of discretionary trusts and powers in relation to the Trust Fund which require or empower the determination of beneficial interests in the Trust ; and (c) no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and (d) the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply; 8.1.9 power to convert any moneys forming part of the Trust Fund into any other property, whether income producing or not, in particular power to acquire any property with moneys forming part of the Trust Fund or the income of the Trust Fund and to transfer such property or any part of it to any Beneficiary in exercise of the Trustee's powers and discretions; 8.1.10 power to deal with the Trust Fund as if the Trustee were a sole absolute beneficial owner of the Trust Fund; 46342153 .8\sc24 42

8.1.11 power to make any payment to any Beneficiary into such Beneficiary's bank account and in such case the Trustee shall be discharged from obtaining a receipt or seeing to the application of such payment; 8.1.12 power to enter into any agreement or grant any option for the sale or other disposition of any shares , stock or securities comprised in the Trust Fund upon any terms and for any considerat ion whatsoeve r and power to give warranties indemnities and undertakings for the above purposes; 8.1.13 subject to Clause 5.2, power to make and to amend by resolution in writing such rules as the Trustee may in its absolute discretion think fit for the purpose of determ ining the basis upon which the Trust Fund shall be paid or applied to or for the benefit of Beneficiaries; 8.1.14 power in its absolute discretion to enter into any transaction with any other person or persons whethe r that person or persons is or are acting in a fiduciary capacity or not (being a transaction which apart from foregoing provisions of this Deed the Trustee could properly have entered into if it or any Trustee had not also been or been interested in such other person or persons) notwithstanding that the Trustee or any of them may also be or be interested in such other person or persons and in like manner in all respects as if the Trustee or any of them were not, or were not interested in, such other person or persons ; and 8.1.15 power to agree with H M Revenue & Customs that, if the Market Value of any Shares falls to be determined for the purposes of Schedule 2, the Market Value of such Shares shall be determined by reference to such date or dates , or to an average of the values on a number of dates , as may be specified in such agreement. 8.2 Each such power shall be a separate power in addition and without prejudice to the generality of all other powers vested in the Trustee, and the Trustee may exercise all or any of the same from time to time, without the intervention of any Beneficiary, in such manner and to such extent as it shall in its absolute discretion think fit SAVE THAT the Trustee shall not exercise any such power if or to the extent that to do so would be inconsistent with the trusts of this Deed. 8.3 The discretions conferred upon the Trustee by this Deed or by law shall be absolute and unfettered discretions and the Trustee shall not be obliged to give any person beneficially interested under this Trust any reason or justification for any exercise or non-exerc ise of any such discretion. 9. PERPETUITY PERIOD The perpetuity period applicable to this Trust shall be the period of 125 years from the date of execution of this Deed. 10. TRUSTEE 10.1 Subject to the following provisions of this Clause 10, the statutory power of appointing new or additional trustees of this Trust shall be vested in the Company and the Company shall have the power, exercisable by deed, to remove any person as Trustee and to appoint any new Trustee in the place of such person SAVE THAT :- 10.1.1 the power conferred by this Clause 10.1 shall only be operative and capable of taking effect on the expiry of one month from the date on which the person who is to be removed as Trustee receives notice in writing of such removal and every new Trustee accepts office as such new Trustee; and 10.1.2 2 if the Company shall be the subject of a Takeover Offer which becomes or is declared unconditional in all respects the Company shall not exercise any power to remove any person as a Trustee or to appoint a new or additional Trustee at any time within the 46342153 .8\sc24 43 period of thirty days beginning with the date on which such Takeover Offer becomes or is declared unconditional in all respects. 10.2 Every Trustee shall be resident in the United Kingdom and the Company shall immediately remove as a Trustee any Trustee who ceases to be resident in the United Kingdom. 10.3 The minimum number of Trustees shall be two individuals or a body corporate. 10.4 So long as the number of Trustees is below the minimum number, the Trustee shall not be entitled to exercise any discretion or power pursuant to the terms of this Deed. 10.5 Any Trustee may, at any time , by written notice given to the Company and to the remaining Trustees (if any), retire from his office at the expiry of one month from the date when such notice is received by the Company or any shorter period agreed in writing by the Company PROVIDED THAT such retirement shall not take effect unless and until immediately after it there will be as Trustees, (whether by virtue of an appointment taking effect forthwith upon such retirement or otherwise), at least the minimum number of persons required by Clause 10.3 to be the Trustees. If the Company has failed to appoint a replacement Trustee by the expiry of the one month period (or such longer period as may be agreed) , and this means that the Trustee's retirement cannot take effect as a result of this Clause 10.5 and Clause 10.3, the retiring Trustee may by deed appoint an additional Trustee(s) and its retirement shall thereupon become effective. 10.6 Any person who ceases to be a Trustee shall execute and do or make all such transfers or other documents acts or things as may be necessary for vesting the Trust Fund in the new or continuing Trustee or placing it under the control of the Trustee and shall be bound and entitled to assume that any new Trustee is a proper person to have been appointed PROVIDED ALWAYS that if any outgoing Trustee is liable as Trustee for any duties or taxes or fiscal impositions (including without prejudice to the generality of the foregoing words capital gains wealth gifts probate succession death or any other duties or taxes on capital or income) wheresoever arising and whether or not enforceable through the courts of the place where such Trustee is resident or where this Trust is for the time being administered then that person shall not be bound to transfer the Trust Fund as aforesaid unless reasonable security is provided for indemnifying them and their estates against such liability. 10.7 A trust corporation or other corporate trustee may be appointed by deed to be a Trustee upon such terms as to remuneration and otherwise as may be agreed at the time of its appointment by the person or persons making the appointment (on the one hand) and the trust corporation or other corporate trustee (on the other hand). 10.8 The provisions of sections 37 and 39 of the Trustee Act 1925 shall apply to this Trust as if any reference in those sections to a trust corporation were a reference to a company or body corporate carrying on trust business. 11. REMUNERATION OF THE TRUSTEE 11.1 Any Trustee, or any director or other officer of a body corporate acting as a Trustee being an individual engaged in any profession or business, shall be entitled to be paid all usual professional or proper charges for work done by him, his firm or his company in connect ion with the trusts declared in this Deed, on the usual terms and conditions of such firm or company in force from time to tim e including (in addition to reimbursement of such firm or company's proper expenses , costs and other liabilities) the right to remuneration and the incidence of remuneration whether such work is in the ordinary course of his profession or business or not, including acts which a Trustee, not being in any profession or business, could have done personally. 11.2 Any corporate body acting as Trustee :- 11.2.1 may carry out , in its own office, in connection with this Trust, any business which by its constitution it is authorised to undertake and in which it is then, in fact, ordinarily 46342153 .8\sc24 44 engaged, upon the same terms as would for the time being be made with an ordinary customer and if it is a bank, it shall be entitled to act as a banker to and make advances to the Trustee in connection with the trusts declared in this Deed, without accounting for any profit thereby made and in all respects as if it were not a Trustee; and 11.2.2 may employ as a banker or investment adviser or other agent, on behalf of this Trust, any company , firm or enterprise associated with it PROVIDED THAT such agent is authorised by its constitution to undertake such business and that it is, in fact, ordinarily so engaged and that all charges made by it for work done or services provided in connection with the trusts declared in this Deed are reasonable and normal. 12. PERSONAL INTERESTS OF TRUSTEE 12.1 No decision of or exercise of a power by the Trustee shall be invalidated or questioned on the grounds that the Trustee or any individual Trustee or any director or other officer or employee of a body corporate acting as Trustee had an interest in a personal or fiduciary capacity in the result of any decision or in the exercising of any power and any such person may vote in such respect and be taken into account for the purposes of a quorum notwithstanding his interest. 12.2 A Beneficiary who is a Trustee or a director or other officer or employee of a body corporate acting as Trustee may retain all benefits to which he becomes entitled under this Deed and shall not be liable to account for any property paid to or applied for the benefit of him or any spouse, former spouse, civil partner, child (including step-child) of such Beneficiary. 12.3 Any Trustee, and any director or other officer or employee of a body corporate acting as Trustee, shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoeve r of the Company or any Subsidiary or fro m entering into any contract or other transact ion with the Company or such Subsidiary or being interested in any such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or the Beneficiaries for any resulting profits made or benefits obtained by him or it. 12.4 Any Trustee, or any director or other officer or any employee of a corporate body acting as Trustee, or any associate or person or body connected with the Trustee may be employed and remunerated as a director or other officer or employee or as agent or adviser of any company , body or firm in any way connected with this Trust or the Trust Fund and may keep as his property (and without being liable to account therefor) any remuneration, fees or profits received by him in any such capacity, notwithstanding that his situation or office may have been obtained, held or retained by means or by reason of his position as Trustee or as a director or an employee or officer of a corporate trustee of the trusts declared in this Deed. 13. PROTECTION OF THE TRUSTEE 13.1 In the professed execution of the trusts and powers contained in this Deed, no Trustee, or director or other officer or employee of a body corporate acting as Trustee , shall be liable for any loss arising by reason of:- 13.1.1 negligence or fraud of any other trustee of this Trust or director or other officer or employee of a body corporate acting as such other trustee; or 13.1.2 any mistake or omission made in good faith by any of the trustees or any such other person; or 13.1.3 any other matter or thing except loss ans1ng by reason of fraud , wilful default or negligence on the part of the Trustee or other person who is sought to be made liable. 13.2 The Company HEREBY COVENANTS with the Trustee and every director or other officer or employee of a body corporate acting as Trustee jointly and severally for themselves and as 46342153 .8\sc24 45 trustees for their successors in title that it will at all times after the execution of this Deed keep each of them and each of their successors in title as Trustee and each of their estates and effects fully indemnified and saved harmless both before as we ll as after any removal or retirement of a Trustee pursuant to Clause 10 against all claims, losses, demands, actions , proceedings, charges , expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it or by any of them in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud , wilful default or (in the case of a Trustee , or any director or other officer or employee of a body corporate acting as Trustee, who is engaged in the business of providing a trustee service for a fee) negligence and save to the extent that any such liability is capable of being discharged at the expense of the Trust Fund. In addition, the Trustee shall have the benefit of all indemnities conferred on trustees by the Trustee Acts 1925 and 2000 and generally by law. 14. INFORMATION SUPPLIED BY THE COMPANY The Trustee shall be entitled to rely, without further enquiry , on all information supplied to it by the Company or any Participating Company and/or any directors or officers of the Company or any Participating Company with regard to its duties as trustee of the trusts declared in t his Deed whether or not such information is for the purposes of or relates to the operation of the Plan, and the Trustee shall not be liable to any Participant or any member of the Group for any loss arising in consequenc e of the incompleteness or inaccuracy of any such information. 15. POWER OF MODIFICATION 15.1 Subject to Clause 15.2, during the Trust Period, the Company shall have power, so as to bind the Trustee, to vary, amend, modify, alter or extend the trusts, powers and provisions of this Deed in any manner and in any particular whatsoever by deed delivered to the Trustee revocable (during the Trust Period) or irrevocable, which shall be expressed to be supplementa l to this Deed, and this Deed shall then be read and construed and take effect as if the provisions of such deed were incorporated in this Deed PROVIDED THAT no exercise of these powers may:- 15.1.1 amend the definition of "Beneficiary" in Clause 1.1, or amend Clauses 10.3 (minimum number of trustees) , 13.2 (indemnity), or the proviso to Clause 8.1.5 (borrowing) insofar as they relate to loans made by any member of the Group; 15.1.2 confer on any person other than an employee or former employee of any member of the Group any eligibility or entitlement to benefit; 15.1.3 extend the power conferred by this Clause 15 (modificat ion) or remove the restrictions contained in this proviso; 15.1.4 be effective to amend Clauses 10.6 (outgoing Trustee) , 10.7 (appointment) , 11 (remuneration), 12 (personal interests) or 13 (protection), or otherwise to impose on the Trustee any obligations more onerous than the obligations accepted by the Trustee under this Trust prior to such purported amendment without the prior consent of the Trustee in writing; 15.1.5 cause this Trust to cease to be an Employees' Share Scheme; 15.1.6 reduce or adversely affect the right or interest of any Beneficiary insofar as such right or interest has been granted, awarded or allocated pursuant to the prior exercise by the Trustee of the Trustee's powers under this Deed; or 15.1.7 adversely affect the position of the Trustee unless the Trustee gives prior wr itten consent to such amendment. 15.2 For so long as the Plan, having been approved by H M Revenue & Customs pursuant to Schedule 2, remains so approved, no alteration shall be made to any Key Feature of this Deed without either (a) the prior approval of H M Revenue & Customs if required for the purposes of 46342153 .8\sc24 46

Schedule 2, or (b) compliance with such other process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature. 15.3 Every power, authority or discretion conferred upon the Trustee or any other person and not expressly made exercisable only during a period allowed by law shall (notwithstanding anything to the contrary expressed or implied in this Deed) only be exercisable during the Trust Period and during such further period if any (whether definite or indefinite) as in the case of the particular power, authority or discretion the law may allow. 16. PROPER LAW The trusts of this Trust are established under the laws of England and Wales and subject as provided in this Deed the rights of the Beneficiaries and the rights powers and duties of the Trustee under this Deed and the construction of every provision of this Deed shall be determined according to the laws of England and Wales. 17. EXCLUSIONS FROM BENEFIT Notwithstanding anything to the contrary expressed or implied in this Deed, no part of the Trust Fund or its income shall at any time be paid or lent or otherwise applied nor shall any power or discretion in this Deed or by law conferred on the Trustee or on any other person in any circumstances be exercisable or exercised in any manner which causes the Company or any one or more Subsid iaries to be in breach of Chapter VI of Part V of the Companies Act 1985 or causes this Trust to fall outside the provisions of Section 86 of the Inheritance Tax Act 1984. 18. COUNTERPARTS This Deed may be executed in any number of counterparts, and by the parties on separate counterparts , but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all of the counterparts shall together constitute but one and the same instrument. 19. IRREVOCABILITY OF TRUSTS The trusts declared by this Deed are irrevocable. EXECUTED AS A DEED by the parties on the date which first appears in this Deed. EXECUTED (but not delivered until dated) as a Deed by LUXFER HOLDINGS PLC acting by:- Director tliret:tor/Secretary Q{:- j"'-l ' EXECUTED (but not delivered until dated) as a Deed under the COMMON SEAL of COMPUTERSHARE TRUSTEES LIMITED in the presence of :- Director Director/Secretary 46342153 .8\sc24 47